Exhibit 10.4

UNION COMMUNITY BANCORP

EMPLOYEE STOCK OWNERSHIP PLAN AND

TRUST AGREEMENT

(EFFECTIVE JANUARY 1, 1997)

UNION COMMUNITY BANCORP

EMPLOYEE STOCK OWNERSHIP PLAN AND

TRUST AGREEMENT

(EFFECTIVE JANUARY 1, 1997)

TABLE OF CONTENTS

Page

ARTICLE I		DEFINITIONS	-1-
	Section 1.1	Accrued Company Contributions Benefit	-1-
	Section 1.2	Act	-1-
	Section 1.3	Anniversary Date	-1-
	Section 1.4	Annual Addition	-1-
	Section 1.5	Bank	-1-
	Section 1.6	Beneficiary	-2-
	Section 1.7	Code	-2-
	Section 1.8	Committee	-2-
	Section 1.9	Company	-2-
	Section 1.10	Company Contributions Account	-2-
	Section 1.11	Compensation	-2-
	Section 1.12	Date of Employment	-3-
	Section 1.13	Date of Separation	-3-
	Section 1.14	Deferred Retirement	-3-
	Section 1.15	Deferred Retirement Date	-3-
	Section 1.16	Defined Benefit Fraction	-3-
	Section 1.17	Defined Contribution Fraction	-3-
	Section 1.18	Effective Date	-4-
	Section 1.19	Employee	-4-
	Section 1.20	Exempt Loan	-4-
	Section 1.21	Fund	-4-
	Section 1.22	Highly Compensated Employee	-4-
	Section 1.23	Holding Company	-5-
	Section 1.24	Hour of Service	-5-
	Section 1.25	Leave of Absence	-6-
	Section 1.26	Normal Retirement	-6-
	Section 1.27	Normal Retirement Date	-6-
	Section 1.28	One Year Service Break	-6-
	Section 1.29	Participant	-6-
	Section 1.30	Period of Separation	-6-
	Section 1.31	Period of Service	-6-

	Section 1.32	Period of Severance	-7-
	Section 1.33	Plan	-7-
	Section 1.34	Plan Year	-7-
	Section 1.35	Re-employed Individual	-8-
	Section 1.36	Section 415 Compensation	-8-
	Section 1.37	Stock	-9-
	Section 1.38	Top Paid Group	-9-
	Section 1.39	Total Disability	-10-
	Section 1.40	Trust	-10-
	Section 1.41	Trustee	-10-
	Section 1.42	Valuation Date	-10-
	Section 1.43	Year of Service	-10-

ARTICLE II		ELIGIBILITY AND PARTICIPATION	-11-
	Section 2.1	Eligibility	-11-
	Section 2.2	Entry Dates	-11-
	Section 2.3	Certification by Company	-11-
	Section 2.4	Deferred Retirement	-11-

ARTICLE III		COMPANY CONTRIBUTIONS	-12-
	Section 3.1	Company Contributions	-12-
	Section 3.2	Form of Contributions	-12-
	Section 3.3	Holding by Trustee	-12-
	Section 3.4	Expenses	-12-
	Section 3.5	No Company Liability for Benefits	-12-
	Section 3.6	No Rollover Contributions	-12-

ARTICLE IV		ALLOCATION TO PARTICIPANTS’ ACCOUNTS	-13-
	Section 4.1	Company Contributions Accounts	-13-
	Section 4.2	Allocation of Company Contributions	-13-
	Section 4.3	Limitations on Annual Additions	-13-
		Clause (a). Basic Limitations	-13-
		Clause (b). Participation in Other Plans	-14-
	Section 4.4	Effective Date of Allocations	-14-
	Section 4.5	Cash Dividends	-14-
	Section 4.6	Allocation of Forfeitures	-14-
	Section 4.7	Special Allocation Rules	-15-
	Section 4.8	Rehire after Military Service	-16-

ARTICLE V		VALUATIONS AND ADJUSTMENTS	-16-
	Section 5.1	Valuation of Fund	-16-
		Clause (a). Valuations	-16-

		Clause (b). Frequency	-16-
		Clause (c). Records	-17-
	Section 5.2	Adjustments	-17-
	Section 5.3	Amount of Adjustments	-17-
	Section 5.4	Effective Date of Adjustments	-17-
	Section 5.5	Notice to Participants	-18-

ARTICLE VI		BENEFITS	-18-
Part A		Retirement Benefits	-18-
	Section 6.1	Retirement	-18-
Part B		Termination Benefits	-18-
	Section 6.2	Effect of Termination	-18-
	Section 6.3	Vesting	-18-
	Section 6.4	Payment	-19-
Part C		Death Benefits	-19-
	Section 6.5	Benefits upon Death	-20-
	Section 6.6	Beneficiaries	-20-
	Section 6.7	Lack of Beneficiaries	-20-
	Section 6.8	Termination or Retirement prior to Death	-20-
Part D		General	-20-
	Section 6.9	Date of Distribution	-20-
	Section 6.10	Form of Distribution	-21-
	Section 6.11	Liability	-21-
	Section 6.12	Right of First Refusal	-22-
	Section 6.13	Put Options	-22-
	Section 6.14	Eligible Rollover Distributions	-23-

ARTICLE VII		ADMINISTRATIVE COMMITTEE	-23-
	Section 7.1	Establishment	-23-
	Section 7.2	Duties	-24-
	Section 7.3	Actions	-24-
	Section 7.4	Disqualification	-24-
	Section 7.5	Powers	-24-
	Section 7.6	Discrimination Prohibited	-24-
	Section 7.7	Statements and Forms	-25-
	Section 7.8	Liability	-25-
	Section 7.9	Determination of Right to Benefits	-25-
	Section 7.10	Investment Directions	-25-
	Section 7.11	Voting Powers	-25-

ARTICLE VIII		THE TRUSTEE	-26-
	Section 8.1	Assets Held in Trust	-26-
	Section 8.2	Investments	-26-
	Section 8.3	Directions of Committee	-26-

	Section 8.4	Receipt of Additional Shares	-26-
	Section 8.5	Delivery of Materials to Committee	-27-
	Section 8.6	Powers	-27-
	Section 8.7	Loans to the Trust	-28-
		Clause (a). Interest	-28-
		Clause (b). Use of Proceeds	-28-
		Clause (c). Terms of Exempt Loan	-28-
		Clause (d). Collateral	-28-
		Clause (e). Limited Recourse	-29-
		Clause (f). Repayment	-29-
		Clause (g). Agreement by Companies	-29-
		Clause (h). Release of Collateral	-29-
		Clause (i). Default	-30-
		Clause (j). Termination of Plan	-30-
	Section 8.8	Annual Accounting	-30-
	Section 8.9	Audit	-30-
	Section 8.10	Uncertainty Concerning Payment of Benefits	-30-
	Section 8.11	Compensation	-31-
	Section 8.12	Standard of Care	-31-
	Section 8.13	Request for Instructions	-31-
	Section 8.14	Resignation of Trustee	-31-
	Section 8.15	Vacancies in Trusteeship	-31-
	Section 8.16	Information to Be Furnished	-32-
	Section 8.17	Voting Rights of Participants	-32-
	Section 8.18	Delegation of Authority	-32-
	Section 8.19	Diversification of Company Contributions Account	-33-
	Section 8.20	Tender Offer	-33-

ARTICLE IX		AMENDMENT, TERMINATION AND MERGER	-33-
	Section 9.1	Amendment	-33-
	Section 9.2	Termination or Complete Discontinuance of Contributions	-34-
	Section 9.3	Determination by Internal Revenue Service	-35-
	Section 9.4	Nonreversion	-35-
	Section 9.5	Merger	-35-

ARTICLE X		MISCELLANEOUS	-36-
	Section 10.1	Creation of Plan Voluntary	-36-
	Section 10.2	No Employment Contract	-36-
	Section 10.3	Limitation on Rights Created	-36-
	Section 10.4	Waiver of Claims	-36-
	Section 10.5	Spendthrift Provision	-36-
	Section 10.6	Payment of Benefits to Others	-37-

	Section 10.7	Payments to Missing Persons	-37-
	Section 10.8	Severability	-37-
	Section 10.9	Captions	-37-
	Section 10.10	Construction	-37-
	Section 10.11	Counterparts	-37-
	Section 10.12	Indemnification	-37-
	Section 10.13	Standards of Interpretation and Administration	-38-
	Section 10.14	Governing Law	-38-
	Section 10.15	Successors and Assigns	-38-
	Section 10.16	Adoption of Plan	-38-
	Section 10.17	Withdrawal from Plan	-38-

ARTICLE XI		TEFRA TOP-HEAVY RULES	-38-
	Section 11.1	Application	-38-
	Section 11.2	Determination	-38-
	Section 11.3	Accrued Benefits	-40-
	Section 11.4	Vesting Provision	-40-
	Section 11.5	Minimum Contribution	-41-
	Section 11.6	Code Section 415 Limitations	-42-

UNION COMMUNITY BANCORP
EMPLOYEE STOCK OWNERSHIP PLAN AND
TRUST AGREEMENT
(EFFECTIVE JANUARY 1, 1997)

ARTICLE I
DEFINITIONS

Section 1.1. “Accrued Company Contributions Benefit”  shall mean the balance of a Participant’s Company Contributions Account as of the last preceding Valuation Date.

Section 1.2. “Act” shall mean the Employee Retirement Income Security Act of 1974, as now in effect or hereafter amended, and shall also include all regulations promulgated thereunder.

Section 1.3. “Anniversary Date” shall mean the last calendar day of any Plan Year.

Section 1.4. “Annual Addition” shall mean, with respect to any Participant for any Plan Year and with respect to this Plan and to all other qualified defined contribution plans maintained by a Company, the sum of:

(a)	Company contributions credited to his Company Contributions Account for that Plan Year under this Plan;

(b)	that Participant’s non-deductible contributions;

(c)	forfeitures; and

(d)
amounts allocated to an individual medical account as defined in Section 415(1)(2) of the Code which is part of a qualified defined benefit plan maintained by a Company shall be treated as Annual Additions to a qualified defined contribution plan, and amounts derived from Company contributions paid or accrued in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a key employee as defined in Section 416 of the Code under a welfare benefit fund as defined in Section 419(e) of the Code maintained by a Company shall also be treated as Annual Additions to a qualified defined contribution plan.

Annual Additions shall not include any amounts allocated as income to a Participant’s Company Contributions Account in accordance with Section 8.7(j).

Section 1.5. “Bank” means the Union Federal Savings & Loan Association and any successor thereto.

Section 1.6. “Beneficiary” shall mean the person(s) entitled under the provisions of Section 6.5 to receive benefits after the death of a Participant.

Section 1.7. “Code” shall mean the Internal Revenue Code of 1986, as now in effect or hereafter amended, and shall also include all regulations promulgated thereunder.

Section 1.8. “Committee” shall mean the administrative committee appointed and acting in accordance with the provisions of Article VII. The Committee shall be deemed to be the Plan Administrator for purposes of the Act.

Section 1.9. “Company” shall mean the Holding Company, the Bank, any Company which becomes a participating employer pursuant to Section 10.16, and any successors thereto. Solely for the purpose of:

(a)	computing an Employee’s Years of Service and Period of Service to determine his eligibility to participate in and the vesting of his benefits under this Plan;

(b)	applying the limitations contained in Section 4.3;

(c)	determining whether this Plan is a Top Heavy Plan under Section 11.2 and, thus, subject to the provisions of Article XI; and

(d)	determining whether an Employee terminated his employment with the Companies,

“Company” shall also include any entity which, together with a participating Company, constitutes a member of a controlled group of corporations, a member of a commonly controlled group of trades or businesses or a member of an affiliated service group within the meaning of Section 414(b), Section 414(c) or Section 414(m) of the Code or any entity which is required to be aggregated with a participating Company under Section 414(o) of the Code.

Section 1.10. “Company Contributions Account” shall mean the account maintained for each Participant to which contributions made by the Companies shall be allocated.

Section 1.11. “Compensation” shall mean the total of all amounts paid or payable in cash by the Companies by reason of services performed by an Employee during any period, including bonuses, overtime, any other cash payments included on an Employee’s W-2, amounts deferred by the Employee under any cash or deferred arrangement maintained by a Company under Section 401(k) of the Code and any salary reductions elected by the Employee pursuant to a salary reduction plan maintained by a Company under Section 125 of the Code but excluding, with respect to any Employee, any other amounts contributed by a Company for or on account of that Employee under this Plan or under any other employee benefit plan; provided, however, that Compensation in a Plan Year in excess of one hundred and fifty thousand ($150,000), as adjusted pursuant to Section 401(a)(17) of the Code, shall be disregarded.

Section 1.12. “Date of Employment” means any date on which an Employee first completes an Hour of Service.

Section 1.13.“Date of Separation” means the earlier of:

(a)	the date an Employee’s employment with the Companies terminates by reason of a quit, discharge, retirement (including disability retirement) or death; or

(b)
the first anniversary of the first date of a period in which the Employee remains absent from active employment with the Companies for some reason other than a quit, discharge, retirement, death, approved leave of absence or military service.

Section 1.14. “Deferred Retirement” shall mean retirement after a Participant’s Normal Retirement Date in accordance with Section 2.4.

Section 1.15. “Deferred Retirement Date” shall mean the first (1st) calendar day of the month after a Participant’s Normal Retirement Date as of which he retires or his employment with the Companies is terminated for any reason other than his death.

Section 1.16. “Defined Benefit Fraction” shall mean for a given Plan Year a fraction:

(a)	the numerator of which is the projected annual benefit of a Participant under all qualified defined benefit plans maintained by a Company (determined as of the Anniversary Date of that Plan Year), and

(b)	the denominator of which is the lesser of:

(i)	the product of one and twenty-five one hundredths (1.25) multiplied by ninety thousand dollars ($90,000), as adjusted pursuant to Section 415(b)(1)(A) and (d)(1) of the Code, or

(ii)
the product of one and four tenths (1.4) multiplied by one hundred percent (100%) of that Participant’s average Section 415 Compensation for his three (3) consecutive highest paid Years of Service with the Companies.

Section 1.17. “Defined Contribution Fraction” shall mean for a given Plan Year a fraction:

(a)
the numerator of which is the sum of the Annual Additions to a Participant’s accounts under all qualified defined contribution plans maintained by a Company as of the Anniversary Date of that Plan Year, and

(b)	the denominator of which is the sum of the lesser of the following amounts determined for that Plan Year and for each prior year of service with the Companies:

(i)	the product of one and twenty-five one hundredths (1.25) multiplied by the dollar limit in effect for that Plan Year pursuant to Section 415(c)(1)(A) of the Code, or

(ii)	the product of one and four tenths (1.4) multiplied by twenty-five percent (25%) of that Participant’s Section 415 Compensation for that Plan Year.

Section 1.18. “Effective Date” shall mean January 1, 1997; provided, however, that if prior to March 31, 1998, the Bank shall not have completed its conversion from mutual to stock form, this Plan shall be null and void and any shares of Stock and other assets held hereunder shall be returned to the Companies.

Section 1.19. “Employee” shall mean any person employed by a Company, and shall also include any individual deemed to be a leased employee (as defined below) of the Companies but only to the extent required by the Code. For purposes of this Plan, the term “leased employee” means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person (“leasing organization”) has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary control or direction of the recipient employer; provided, however, that a leased employee shall not be considered an employee of the recipient if (a) such employee is covered by a money purchase pension plan providing a nonintegrated employer contribution rate of at least ten percent (10%) of Compensation, immediate participation and full and immediate vesting and (b) leased employees do not constitute more than twenty percent (20%) of the recipient’s non-highly compensated workforce. A leased employee within the meaning of Section 414(n)(2) of the Code shall become a Participant in the Plan based on service as a leased employee only as provided in provisions of the Plan other than this Section. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

Section 1.20. “Exempt Loan” shall mean a loan made to this Plan by a party in interest or disqualified person or a loan to this Plan which is guaranteed by a party in interest or disqualified person, including a direct loan of cash, a purchase-money transaction and an assumption of any obligation of this Plan. For purposes of this definition, a guarantee shall include an unsecured guarantee and the use of assets of a party in interest or disqualified person as collateral for a loan even though the use of assets may not constitute a guarantee under any applicable State laws.

Section 1.21. “Fund” shall mean all cash, investments and other properties held by the Trustee hereunder.

Section 1.22. “Highly Compensated Employee” shall include any Employee described in Section 414(q) of the Code who:

(a)	is a five percent (5%) or more owner (as then defined in Section 416(i)(1) of the Code) of the Company at any time during that Plan Year or the immediately preceding Plan Year; or

(b)
received more than eighty thousand dollars ($80,000), as automatically adjusted pursuant to Sections 414(q)(1) and 415(d) of the Code without the necessity of any amendment to the Plan, of Section 415 Compensation from the Company in the immediately preceding Plan Year and was in the Top Paid Group for that immediately preceding Plan Year.

For purposes of determining whether an Employee is a Highly Compensated Employee and notwithstanding anything else contained in this Section, the following rules shall apply:

(c)
A former Employee shall be treated as a Highly Compensated Employee if he was a Highly Compensated Employee in the Plan Year during which his employment with the Company terminated or in any Plan Year during which occurs or commencing after his fifty-fifth (55th) birthday.

(d)
Section 415 Compensation shall include any amount which is contributed by the Company pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under Sections 125, 401(k), 402(a)(8), 402(h)(1)(B) and 403(b) of the Code.

(e)	An Employee shall only be deemed to be a Highly Compensated Employee to the extent required by the Code.

Section 1.23. “Holding Company” shall mean Union Community Bancorp.

Section 1.24. “Hour of Service” shall mean:

(a)
each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Company; these hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

(b)
each hour for which an Employee is paid, or entitled to payment, by a Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability but excluding payments made because of Total Disability under Section 6.3), layoff, jury duty, military duty or leave of absence; no more than five hundred and one (501) Hours of Service shall be credited under this Subsection (b) for any single continuous period (whether or not such period occurs in a single computation period); hours under this Subsection (b) shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

(c)
each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Company; the same Hours of Service shall not be credited both under Subsection 1.24(a) or Subsection 1.24(b), as the case may be, and under this Subsection 1.24(c); these hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains, rather than to the computation period in which the award, agreement or payment is made.

Section 1.25. “Leave of Absence” shall mean a leave granted by a Company, in accordance with rules uniformly applied to all Employees in a non-discriminatory manner, for reasons of health, public service or other satisfactory reasons.

Section 1.26. “Normal Retirement” shall mean retirement on a Participant’s Normal Retirement Date.

Section 1.27. “Normal Retirement Date” shall mean the first (1st) calendar day of the month immediately following a Participant’s sixty-fifth (65th) birthday. A Participant’s benefits under this Plan shall be fully vested and non-forfeitable on and after the date he attains age sixty-five (65), which is deemed to be the normal retirement age under this Plan, regardless of his Period of Service and regardless of the vesting schedules in Section 6.3 and in Section 11.4.

Section 1.28. “One Year Service Break” shall mean a consecutive twelve (12) month Period of Severance.

Section 1.29. “Participant” shall mean any Employee who has commenced participation in this Plan pursuant to Section 2.2. Participation in this Plan shall continue until such time as the Participant has received all of the benefits to which he is entitled under the terms of this Plan.

Section 1.30. “Period of Separation” means, for an Employee, the period of time commencing with the date such Employee separates from service with the Companies and ending with the date such Employee resumes his employment with the Companies.

Section 1.31. “Period of Service” means, for an Employee, the period commencing on the later of the following dates:

(a)	such Employee’s Date of Employment; or

(b)	the date on which such Employee’s Employer is required to be aggregated with the Company under Code Section 414(b), (c), (m) or (o), whichever is applicable,

and ending on the date a Period of Severance begins, including any Period of Separation of less than twelve (12) consecutive months; provided, however, that in the case of any person who terminates his employment with the Employers but later resumes his employment with the Companies, the Period of Service before such resumption of employment shall be aggregated only if that person is a Re-employed Individual.

Section 1.32. “Period of Severance” means, for an Employee, the period of time commencing with the earlier of:

(a)	the date on which such Employee terminates his employment with the Companies by reason of quitting, retirement, death or discharge, or

(b)	the date twelve (12) consecutive months after the date a person remains absent from service with the Companies (with or without pay) for any reason other than quitting, retirement, death or discharge, and ending, in the case of an Employee who terminates his employment with the Companies by reason other than death, with the date such Employee resumes his employment with the Companies. Solely for purposes of determining whether a One Year Service Break has occurred for participation and vesting purposes has occurred, an Employee who is absent from work for maternity or paternity reasons shall receive credit at least one (1) year. For purposes of this Section 1.32, an absence from work for maternity and paternity reasons means an absence:

(c)	by reason of the pregnancy of the Employee,

(d)	by reason of the birth of a child of the Employee,

(e)	by reason of the placement of a child with the Employee in connection with the adoption of that child by the Employee, or

(f)	for purposes of caring for such a child for the period beginning immediately following such birth or placement.

Section 1.33. “Plan” shall mean the employee stock ownership plan and trust established pursuant to the provisions of this Agreement, as amended from time to time, which shall be known as the “Union Community Bancorp Savings Employee Stock Ownership Plan.” This Plan is intended to be an employee stock ownership plan under Section 4975(e)(7) of the Code and under Section 407(d)(6) of the Act.

Section 1.34. “Plan Year” shall mean the calendar year. The Plan Year shall also be the limitation year for purposes of Section 415 of the Code for this Plan and for all other qualified retirement plans maintained by a Company.

Section 1.35. “Re-employed Individual” shall mean a person who, after having terminated his employment with the Companies, resumes his employment with the Companies:

(a)	with any vested interest in his Company Contributions Account as provided in Section 6.3 or 11.4, or

(b)	with no such vested interest but who resumes his employment with the Companies either:

(i)	before a One Year Service Break,

(ii)	after a One Year Service Break but before his latest Period of Severance equals or exceeds his Period of Service, or

(iii)	after a One Year Service Break but before the number of his consecutive One Year Service Breaks equals or exceeds the greater of five (5) or his Period of Service.

Section 1.36. “Section 415 Compensation” shall mean with respect to any Plan Year and shall:

(a)	include amounts accrued to a Participant (regardless of whether he was a Participant during the entire Plan Year and regardless of whether in cash):

(i)
as wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of his employment with the Companies including but not limited to commissions, compensation for services on the basis of a percentage of profits and bonuses;

(ii)
for purposes of Subsection (a)(i) above, earned income from sources outside the United States (as defined in Section 911(b) of the Code), whether or not excludible from gross income under Section 911 of the Code or deductible under Section 913 of the Code;

(iii)	amounts described in Sections 104(a)(3), 105(a) and 115(h) of the Code but only to the extent that these amounts are includible in the gross income of that Participant; and

(iv)
amounts paid or reimbursed by the Companies for moving expenses incurred by that Participant, but only to the extent that these amounts are not deductible by that Participant under Section 217 of the Code;

(b)	not include:

(i)
notwithstanding Subsection (a)(i) above, there shall be excluded from Section 415 Compensation amounts contributed to a plan as contributions to a qualified cash or deferred plan under Section 401(k) of the Code;

(ii)
other contributions made by a Company to any plan of deferred compensation to the extent that, before the application of the Section 415 of the Code limitations to that plan, the contributions are not includible in the gross income of that Participant for the taxable year in which contributed; in addition, Company contributions made on behalf of that Participant to a simplified employee pension plan described in Section 408(k) of the Code shall not be considered as Section 415 Compensation for the Plan Year in which contributed; additionally, any distributions from a plan of deferred compensation shall not be considered as Section 415 Compensation, regardless of whether such amounts are includible in the gross income of that Participant when distributed; however, any amounts received by that Participant pursuant to an unfunded nonqualified plan shall be considered as Section 415 Compensation in the Plan Year in which such amounts are includible in the gross income of that Participant; and

(iii)
other amounts which receive special federal income tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of that Participant);

provided, however, that Section 415 Compensation in a Plan Year in excess of one hundred and fifty thousand ($150,000), as adjusted pursuant to Section 401(a)(17) of the Code, shall be disregarded. Notwithstanding anything in this Section 1.36 to the contrary, for Plan Years beginning on or after January 1, 1998, Section 415 Compensation shall include any elective deferral (as defined in Section 402(g) of the Code) and any amount contributed or deferred at the election of the Participant that is not includible in that Participant’s gross income by reason of Section 125 or Section 457 of the Code.

Section 1.37. “Stock” shall mean any duly-issued shares of common stock of the Holding Company, without par value, which shares constitute employer securities under Section 409(1) and Section 4975(e)(8) of the Code.

Section 1.38. “Top Paid Group” shall mean the Employees who are in the top twenty percent (20%) of the Employees of the Company in terms of Section 415 Compensation for such Plan Year; provided, however, that for purposes of determining the number of Employees to be included in the Top Paid Group, the following Employees shall be excluded to the extent permitted by Section 414(q)(4) of the Code:

(a)	Employees who have not completed six (6) months of service with the Group;

(b)	Employees who normally work less than seventeen and one-half (17 1/2) hours per week or less than six (6) months during a Plan Year;

(c)	Employees who have not attained age twenty-one (21);

(d)	except as provided by regulations promulgated under the Code, Employees who are covered by a collectively bargained agreement; and

(e)
Employees who are non-resident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Company which constitutes income from sources in the United States (within the meaning of Section 861(a)(3) of the Code).

Section 1.39. “Total Disability” shall mean a mental or physical condition which, in the judgment of the Committee based upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents a Participant from satisfactorily performing his usual duties for his employing Company or the duties of such other position or job which his employing Company makes available to that Participant and for which that Participant is qualified by reason of training, education or experience.

Section 1.40. “Trust” shall mean the employee stock ownership trust established pursuant to the provisions of this Agreement, as amended from time to time, which shall be known as the “Citizens Bancorp Employee Stock Ownership Trust.”

Section 1.41. “Trustee” shall mean Home Federal Savings Bank, and any successors thereto.

Section 1.42. “Valuation Date” shall mean each December 31 and each other date as of which the Committee shall cause the Trustee to determine the value of the Trust assets as prescribed in Section 5.1.

Section 1.43. “Year of Service” shall mean for purposes of participation the consecutive twelve (12) month period computed with reference to the date on which the Employee first (1st) completes an Hour of Service and any Plan Year beginning after such date during which twelve (12) month period an Employee has completed at least one thousand (1,000) Hours of Service. Notwithstanding the foregoing, periods of time during which an Employee or Participant:

(a)	is on an approved Leave of Absence continuing for a period of not more than two (2) consecutive years; or

(b)
is on military leave for training or service, or both, with the Armed Forces of the United States under any form of law requiring military service; provided, however, that he shall make application for re-employment by a Company within ninety (90) calendar days after discharge or release from such Armed Forces or from hospitalization continuing after such discharge for a period of not more than one (1) year;

shall also be credited towards his Years of Service and shall not constitute a Break in Service for purposes of this Plan. A Participant’s Years of Service shall be calculated taking into account employment before the Effective Date.

ARTICLE II
ELIGIBILITY AND PARTICIPATION

Section 2.1. Eligibility. Each Employee in the employ of a Company shall become eligible to participate in this Plan on the date on which he completes one (1) Year of Service or, if later, on the date on which he attains age twenty-one (21).

Section 2.2. Entry Dates. Each Employee who was eligible to participate under Section 2.1 on the Effective Date automatically became a Participant in this Plan as of the Effective Date. Each other Employee shall become a Participant in this Plan on the first day of January or July coincident with or next following the first (1st) date on which he meets the eligibility requirements of Section 2.1. A re-employed Employee who has once met the one (1) Year of Service requirement for eligibility shall become (or, if formerly a Participant, be reinstated as) a Participant in this Plan on his re-employment date or, if later, on the first day of January or July coincident with or next following the date he attains age twenty-one (21).

Section 2.3. Certification by Company. Not later than thirty (30) calendar days after an Employee shall become a Participant in this Plan, his employing Company shall certify such fact in writing to the Committee, together with such additional facts regarding such Participant as the Committee may request. Except as otherwise provided by the Act, each such certification shall be final and conclusive and the Committee shall be entitled to rely thereon without any investigation, but it may correct any errors discovered in any such certificate.

Section 2.4. Deferred Retirement. A Participant who continues in the employment of a Company after his Normal Retirement Date shall continue to participate in this Plan, and contributions shall be allocated to his Company Contributions Account as otherwise provided in this Plan. Any such Participant who elects Deferred Retirement shall be entitled to benefits under this Plan payable at his Deferred Retirement Date in the same manner as if he had retired on his Normal Retirement Date; provided, however, that the deferral of benefit payments after a Participant’s Normal Retirement Date shall be permitted only to the extent authorized by and in compliance with all requirements imposed under Section 2530.203-3 of the Department of Labor Regulations which are incorporated herein by reference.

ARTICLE III
COMPANY CONTRIBUTIONS

Section 3.1. Company Contributions. For the initial Plan Year and for each Plan Year thereafter, the Companies shall make contributions to the Trust in one (1) or more installments in such amounts as the Board of Directors of the Bank may determine.

If Company contributions are paid to the Trust by reason of a mistake in fact made in good faith or a mistake made in good faith in determining the deductibility of such Company contributions for federal income tax purposes under Section 404 of the Code, such Company contributions may, except as otherwise provided in Section 8.7, be returned to the Companies by the Trustee (upon the written direction of the Committee) within one (1) year after the payment to the Trust or after the date the federal income tax deduction is denied, whichever is applicable.

Section 3.2. Form of Contributions. The Companies’ contributions, if any, for each Plan Year shall be paid to the Trustee either in cash or in Stock valued at the fair market value thereof as of the date of the contribution (as determined consistent with Section 5.1(a)) and within such period as is provided for in Section 404 of the Code or any other statute of similar import or any rule or regulations thereunder.

Section 3.3. Holding by Trustee. All contributions made by the Companies under Section 3.1 shall be a part of the Fund and shall be held in trust by the Trustee until distributed as provided in this Plan.

Section 3.4. Expenses. In addition to the contributions to be made under Section 3.1, the Companies shall pay all reasonable expenses incident to the operation of this Plan; in the event of any failure by the Companies to make such payment, the same shall be a charge against and paid from the Fund but only to the extent permitted under the Code and under the Act.

Section 3.5. No Company Liability for Benefits. The benefits under this Plan shall be only such as can be provided by the Fund, and there shall be no liability or obligation on the part of the Company to make any further contributions or payments. Except as otherwise provided by the Act, no liability for the payment of benefits under this Plan shall be imposed upon the Companies or upon the officers, directors or shareholders of the Companies.

Section 3.6. No Rollover Contributions. Rollover contributions (within the meaning of Section 402(a)(5) of the Code) shall not be permitted nor accepted.

ARTICLE IV
ALLOCATION TO PARTICIPANTS’ ACCOUNTS

Section 4.1. Company Contributions Accounts. For purposes of allocating the Company contributions, the Committee shall establish and maintain a separate Company Contributions Account in the name of each Participant.

Section 4.2. Allocation of Company Contributions. Except as provided in Section 4.7, the Company contributions for each Plan Year shall be allocated among the Company Contributions Accounts of all Employees who were Participants on the Anniversary Date of that Plan Year or whose employment with the Companies terminated during that Plan Year because of death, Total Disability or Deferred or Normal Retirement proportionately in the ratio that the Compensation paid to such Participant, if any, for that Plan Year or since becoming a Participant in this Plan if he became a Participant within that Plan Year bears to the aggregate Compensation paid to all Participants for that Plan Year or since becoming Participants in this Plan if they became Participants within that Plan Year. To the extent cash dividends are applied to pay of an Exempt Loan under Section 4.5 and notwithstanding anything contained herein to the contrary, Company contributions shall first be applied towards crediting the Participant’s Company Contributions Account to which the cash dividends would have been allocated before they are allocated under the preceding provisions of this Section.

Section 4.3. Limitations on Annual Additions.

Clause (a). Basic Limitations. Notwithstanding any other provision of this Plan, the maximum Annual Addition during any Plan Year for any Participant under this Plan and under any other qualified defined contribution plans maintained by the Companies shall in no event exceed the lesser of:

(i)	twenty-five percent (25%) of that Participant’s Section 415 Compensation for that Plan Year, or

(ii)
thirty thousand dollars ($30,000), as adjusted pursuant to Section 415 of the Code; provided, however, that such adjustments shall only apply to the Plan Years ending on or after the date in which the adjustment was made.

Any Company contributions which are applied by the Trustee (not later than the due date, including extensions, for filing a Company’s federal income tax return for that Plan Year) to pay interest on an Exempt Loan shall not be included as Annual Additions under this Section 4.3; provided, however, that the provisions of this Section shall be applicable only in Plan Years for which not more than one-third (1/3) of the Company contributions applied to pay principal and interest on an Exempt Loan are allocated among Highly Compensated Employees. The Committee may reallocate Company contributions in order to satisfy this special limitation.

If due to a reasonable error in estimation of a Participant’s Compensation or due to the allocation of forfeitures these maximum Annual Additions would be exceeded as to any Participant, any excess amount shall be used to reduce Company Contributions for that Participant in the next, and succeeding, Plan Years. If that Participant was not covered by this Plan at the Anniversary Date of that Plan Year, such excess shall be reallocated among the Company Contributions Accounts of the other Participants under Section 4.2 to the fullest extent possible without exceeding the limitations with respect to any other Participant for that Plan Year. Any excess amount which cannot be so allocated to any Participant’s Company Contributions Account by reason of these limitations shall be allocated under this Section 4.3(a) for the next succeeding Plan Years (prior to the allocation of Company Contributions for such succeeding Plan Years).

Clause (b). Participation in Other Plans. In any case in which an Employee is a participant in one (1) or more qualified defined contribution plans and in one (1) or more qualified defined benefit plans (as these terms are defined in Section 415(k) of the Code) maintained by a Company and for Plan Year, beginning before January 1, 2000, the sum of the Defined Benefit Fraction and of the Defined Contribution Fraction, computed as of the Anniversary Date of that Plan Year, shall not exceed one (1.0).

Section 4.4. Effective Date of Allocations. For all purposes of this Plan, allocations to the Participants’ Company Contributions Accounts under this Article shall be deemed to have been made on the Anniversary Date to which they relate although they may actually be determined at some later date. The fact that such allocations are made, however, shall not vest in any Participant or in his spouse or other Beneficiary any right, title or interest in or to any part of the Fund except at the times, to the extent and on the terms and conditions specified in this Plan.

Section 4.5. Cash Dividends. Any cash dividends received by the Trustee on Stock allocated to the Company Contributions Accounts of Participants shall be credited to the applicable Participants’ Company Contributions Accounts unless the Bank, in its sole discretion, elects to pay the cash dividends directly to the applicable Participants or directs the Trustee to pay the cash dividends to the Participants (or, if applicable, their Beneficiaries) within ninety (90) calendar days of the close of the Plan Year in which the cash dividends were paid by the Holding Company to the Fund. Notwithstanding anything contained in this Section to the contrary, the Bank may direct cash dividends, including dividends on non-allocated shares, be applied to repay an Exempt Loan, but only to the extent shares of Stock with an aggregate fair market value equal to the amount of dividends so applied are allocated to the Company Contributions Accounts of the applicable Participants and to the extent the cash dividends are deductible under Section 404(k) of the Code.

Section 4.6. Allocation of Forfeitures. The Trustee, shall, as soon as practicable following the Anniversary Date marking the close of each Plan Year, allocate the forfeitures which have occurred in that Plan Year first to reinstate any forfeitures of any reemployed Participant under Section 6.2 and second, if any forfeitures are remaining after the reinstatements described above are completed, among the Company Contributions Accounts of all Employees who were or became Participants on the Anniversary Date of that Plan Year or whose Years of Service terminated during that Plan Year because of death, Total Disability or Deferred or Normal Retirement. The forfeitures shall be allocated among such Accounts in the same manner provided for under Section 4.2.

Section 4.7. Special Allocation Rules. Notwithstanding any other provision in this Plan to the contrary, no Stock acquired by this Plan in a sale to which Section 1042 of the Code applies may be allocated directly or indirectly under this Plan:

(a)	during the non-allocation period (as such term is defined below), for the benefit of:

(i)	any Participant who makes an election under Section 1042(a) of the Code with respect to Stock sold to this Plan, or

(ii)
any Participant who is related to the Participant making the election under Section 1042(a) of the Code or to the deceased Participant (within the meaning of Section 267(b) of the Code); provided, however, that this Subsection (a)(ii) shall not apply to any Participant who is a lineal descendent of a Participant as long as the aggregate amount allocated to the benefit of all such lineal descendants during the non-allocation period (as such term is defined below) does not exceed more than five percent (5%) of the Stock (or amounts allocated in lieu thereof) held by this Plan which are attributable to the sale to this Plan by any person related to such descendants (within the meaning of Section 267(c)(4)) in a transaction to which Section 1042 of the Code applies,

or

(b)
for the benefit of any Participant who owns (after the application of the attribution rules contained in Section 318(a) of the Code, but disregarding Section 318(a)(2)(B)(i) of the Code) more than twenty-five percent (25%) of:

(i)
any class of the outstanding stock of the Holding Company or of any other corporation which is a member of a controlled group of corporations (within the meaning of Section 409(1)(4) of the Code) which includes the Holding Company, or

(ii)
the total value of any class of outstanding stock of the Holding Company or of any other corporation which is a member of the controlled group of corporations (within the meaning of Section 409(1)(4) of the Code) which includes the Holding Company.

For purposes of this Section 4.7, the “non-allocation period” shall mean a period beginning on the date of the sale of the stock to the Plan and ending on the later of:

(c)	the date which is ten (10) years after the sale of the Stock to this Plan to which Section 1042 of the Code applies, or

(d)
the date of the Plan allocation of Stock attributable to the final payment of any acquisition indebtedness incurred in connection with a sale of such Stock to this Plan to which Section 1042 of the Code applies.

For purposes of this Section 4.7 a Participant shall be deemed to be a twenty-five percent (25%) or greater shareholder if such Participant owns more than twenty-five percent (25%) of the shares at any time during a one (1) year period ending:

(e)	on the date of a sale of the Stock to this Plan to which Section 1042 of the Code applies, or

(f)	on the date as of which the Stock sold to this Plan through a sale to which Section 1042 of the Code applies is allocated to Participants.

The provisions contained in this Section 4.7 shall be interpreted consistent with and in accordance with Section 409(n) of the Code.

Section 4.8. Rehire after Military Service. The provisions relating to qualified retirement plans which are set forth in the Uniformed Services Employment and Reemployment Rights Act of 1994 (“USERRA”) are hereby incorporated into, and made a part of, this Plan by reference. The Committee shall apply the provisions of the USERRA with respect to any Participant who is reemployed after completing covered military service in a manner consistent with the USERRA and all other applicable law and regulations.

ARTICLE V
VALUATIONS AND ADJUSTMENTS

Section 5.1. Valuation of Fund.

Clause (a). Valuations. The Committee shall provide the Trustee with a written valuation showing the fair market value of the Stock, upon which valuation the Trustee may fully rely. For all purposes of this Plan, fair market value shall be determined by an independent appraiser (as such term is defined in Treasury Regulations promulgated under Section 170(a)(1) of the Code) unless the Stock is readily tradeable on an established securities market at the date of valuation. The Committee shall also direct the Trustee to determine the fair market value of all other assets of the Fund on each Valuation Date.

Clause (b). Frequency. The Fund shall be valued as soon as practical after the Anniversary Date of each Plan Year and as soon as practical after the removal or resignation of the Trustee on the basis of fair market values determined as of the Anniversary Date of the Plan Year or as of the effective date of the resignation or removal of the Trustee, respectively. The Committee may require valuation of the Fund on such other dates as it may prescribe.

Clause (c). Records. Records of valuation of the Fund shall be prepared by the Trustee in such manner and within such time after each Valuation Date as may be prescribed in this Section 5.1, and such records shall be filed with the Committee, including a written statement reflecting the value of the assets and liabilities of the Fund and the receipts and disbursements of the Fund since the last previous statement filed with the Committee. As to the fair market value of Stock, the Trustee shall rely solely upon the most recent valuation furnished by the Committee as provided in Section 5.1(a). If information necessary to ascertain the fair market value of the Fund assets other than Stock is not readily available to the Trustee or if the Trustee is unable in its sole discretion fairly to determine the fair market value of the other Fund assets, the Trustee may request the Committee in writing to instruct the Trustee as to such values to be used for all purposes under this Plan; in such event, the values as determined by the Committee shall be binding and conclusive, except as otherwise provided by the Act. If the Committee shall fail or refuse to instruct the Trustee as to such values within a reasonable time after receipt of the Trustee’s written request therefor, the Trustee may take such action as it deems necessary or advisable to ascertain such values. Except for the Trustee’s negligence, willful misconduct or lack of good faith, upon the expiration of ninety (90) calendar days from the filing of such records and except as otherwise provided by the Act, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to the propriety of its acts or transactions as set forth in such records unless written objection is filed with the Trustee within the said ninety (90) calendar day period by the Committee or by the Bank.

Section 5.2. Adjustments. As of each Valuation Date the Committee shall cause the Trustee to allocate to each Participant’s Company Contributions Account, by credit thereto or deduction therefrom as the case may be, a proportion of the increase or decrease in the fair market value of the Fund since the last preceding Effective Date or Valuation Date. Such allocation shall be made in the proportion that each Participant’s Company Contributions Account on such date bears to the total of all such Company Contributions Accounts on such date.

Section 5.3. Amount of Adjustments. The increase or decrease in the Fund to be allocated shall be the difference between:

(a)	the fair market value of the Fund on the last preceding Effective Date or Valuation Date (excluding any amounts withdrawn from the Fund as of such Date for the payment of benefits hereunder), and

(b)	the fair market value of the Fund on the current Valuation Date (including any amounts to be withdrawn from the Fund as of such Date for the payment of benefits hereunder).

Section 5.4. Effective Date of Adjustments. For all purposes of this Plan, allocations to the Participants’ Company Contributions Accounts under this Article shall be deemed to have been made on the Effective Date or Valuation Date to which they relate although they may actually be determined at some later date. The fact that such allocations are made, however, shall not vest in any Participant or in his spouse or other Beneficiary any right, title or interest in or to any part of the Fund except at the times, to the extent and on the terms and conditions specified in this Plan.

Section 5.5. Notice to Participants. Promptly after the allocations herein described shall be completed, the Committee shall advise each Participant in writing of the fair market value of the Stock and other Fund assets then credited to his Company Contributions Account.

ARTICLE VI
BENEFITS

Part A. Retirement Benefits.

Section 6.1. Retirement. Each Participant who retires on his Normal Retirement Date or Deferred Retirement Date shall be entitled to receive the entire balance credited to his Company Contributions Account as of the Valuation Date coincidental with or immediately following such Retirement Date plus any Company contributions to which he is entitled pursuant to Section 4.2 for the Plan Year in which his Normal Retirement or Deferred Retirement occurs. Payment of such benefits shall be made in accordance with the provisions of Section 6.10.

Part B. Termination Benefits.

Section 6.2. Effect of Termination. If a Participant’s employment with the Companies is terminated before his Normal Retirement Date for any reason other than his death, that Participant shall cease to be a Participant in this Plan and shall not be entitled to any benefits under this Plan except as expressly provided in this Part B.

Section 6.3. Vesting. Any Participant whose employment with the Companies is terminated as set forth in Section 6.2 shall be entitled to a percentage (as determined below) of the entire balance credited to his Company Contributions Account as of the Valuation Date coincidental with or immediately following the date of termination of his employment. The percentage of his Company Contributions Account to which a terminated Participant is entitled shall be determined on the basis of his Period of Service on such date of termination of employment, as follows:

Period of Service	Vested Percentage
Less than five (5) years	0
Five (5) years or more	100%

Any portion of the terminated Participant’s Company Contributions Account which is not vested shall be treated as a forfeiture; provided, however, that such forfeiture shall not be allocated to the other Plan Participants until the first (1st) to occur of the following:

(a)	that Participant’s Period of Severance is at least five (5) years; or

(b)	that Participant’s death;

provided, further, that if that Participant is reemployed prior to his completion of a five (5) year Period of Severance, the forfeited amount shall be reinstated as the beginning balance of that Participant’s Company Contribution Account. A Participant whose vested percentage of his Company Contributions Account is zero (0) at the date of his termination of employment shall be deemed to have received a distribution upon his termination of employment.

In the case of any Participant whose Period of Severance is at least five (5) years, that Participant’s pre-break service shall count in vesting of his post-break Company Contributions Account balance only if either:

(a)	that Participant has any nonforfeitable interest in his Company Contributions Account balance at the time of his separation from service with the Companies; or

(b)	upon returning to service with a Company his Period of Severance is less than five (5) or, if greater, less than his Period of Service completed prior to his Period of Severance.

In the case of any Participant whose Period of Separation is at least five (5) years, all service after such Period of Severance shall be disregarded for the purpose of vesting the Company Contributions Account balance that accrued before such Period of Severance.

Separate sub-accounts shall be maintained for that Participant’s pre-break and post-break Company Contributions Account. Both sub-accounts shall share in the earnings and losses of the Fund.

Any Participant whose employment with the Companies is terminated because of his Total Disability shall be entitled to his entire Company Contributions Account balance and shall also be entitled to receive any Company contributions to which he is entitled pursuant to Section 4.2 for the Plan Year in which his employment is so terminated.

Section 6.4. Payment. All benefits payable under Part B shall be paid in accordance with the provisions of Section 6.10.

Part C. Death Benefits.

Section 6.5. Benefits upon Death. If the death of any Employee occurs while he is still a Participant in this Plan and prior to his actual retirement or other termination of employment with the Companies, the entire balance credited to his Company Contributions Account as of the Valuation Date coincidental with or immediately preceding the date of his death plus any Company contributions to which he is entitled pursuant to Section 4.2 for the Plan Year in which his death occurs shall be paid to the Beneficiary of that deceased Participant in accordance with the provisions of Section 6.10.

Section 6.6. Beneficiaries. Each Participant shall notify the Committee in writing of one (1) or more primary and contingent Beneficiaries to receive on his death any benefits payable under this Part C. Each such Beneficiary designation may be revoked, amended or changed by a Participant by like notice in writing delivered to the Committee prior to his death. The Beneficiary designation of any Participant who is married at the date such a designation is made or changed shall be signed by that Participant’s spouse and witnessed by the Committee or by a Notary Public if it results in a designation of a Beneficiary other than that Participant’s spouse. Notwithstanding anything contained in this Section to the contrary, the Beneficiary of a married Participant shall be his spouse unless his spouse consents to the designation of a non-spouse Beneficiary in a writing witnessed by the Committee or by a Notary Public.

Section 6.7. Lack of Beneficiaries. Any portion of the amounts payable under Section 6.5 which is undisposed of because all or some of the designated Beneficiaries have predeceased a Participant or because of a Participant’s failure to designate a Beneficiary in writing prior to his death shall be paid to the deceased Participant’s surviving spouse, if any, and, if none, to the deceased Participant’s estate.

Section 6.8. Termination or Retirement prior to Death. On and after the actual retirement of a Participant from the employ of the Companies or other termination of his employment, the rights of such Participant and his spouse or other Beneficiary to any benefits under this Part C shall cease and the benefits payable to such Participant or to any person claiming through or under him shall be limited to the benefits provided in Parts A or B of this Article.

Part D. General.

Section 6.9. Date of Distribution. Unless the Participant or, if deceased, his Beneficiary, surviving spouse or estate, as the case may be, otherwise elects, the payment of benefits to which any such person is entitled shall begin not later than sixty (60) calendar days after the latest of the Anniversary Date of the Plan Year in which:

(a)	the Participant attains age sixty-five (65),

(b)	occurs the tenth (10th) anniversary of the date on which the Participant initially became eligible to participate in this Plan, or

(c)	the Participant terminates his employment with the Companies;

provided, however, that the distribution of benefits to a Participant shall commence on or before April 1 of the calendar year following the calendar year during which that Participant attains age seventy and one-half (70 1/2) or, if the Participant is not a five percent (5%) owner of a Company (within the meaning of Section 416 of the Code) and if later, of the calendar year during which his employment with the Company is terminated.

Section 6.10. Form of Distribution. The distributions provided under this Article VI shall be made by the Trustee, as directed by the Participant or, if deceased, his Beneficiary, in a single lump sum distribution of the amount to be paid to the Participant or, if deceased, to his Beneficiary; provided, however, that except as otherwise provided in Section 6.9, payment shall be made as soon as practicable after the Plan Year during which the employment of the Participant from the Companies terminated; provided, further, that in no event shall payments to a deceased Participant’s estate or to any Beneficiary other than the surviving spouse of a deceased Participant extend more than five (5) years after the date of the Participant’s death. Notwithstanding the above, a Participant whose Company Contributions Account at the initial distribution date or at any subsequent distribution date (when aggregated with other distributions) is greater than five thousand dollars ($5,000) effective on or after January, may elect to defer the commencement of the distribution of his Company Contributions Account to the date on which he attains age sixty-five (65). Distributions under this Section 6.10 shall be distributed in Stock with fractional share interests distributed in cash. If shares of Stock are distributed and the shares of Stock available for distribution consist of more than one (1) class of security, a distributee shall receive substantially the same proportion of each such class.

If the Trust purchases shares of Stock from a Company shareholder who is eligible to elect and so elects nonrecognition of gain under Section 1042 of the Code in connection with such purchase and notwithstanding anything contained herein to the contrary, no distribution that would be made within three (3) years after the date of such purchase shall be made to a Participant before he incurs a One Year Service Break, unless his employment with the Companies terminates as a result of his Normal Retirement, Total Disability or death or unless the distribution is made pursuant to Section 8.19.

Section 6.11. Liability. Any payment to a Participant or to that Participant’s legal representative, Beneficiary, surviving spouse or estate, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Committee and the Companies, any of whom may require such Participant, legal representative, Beneficiary, surviving spouse or estate, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee or the Companies. The Companies do not guarantee the Trust, the Participants or, if deceased, their Beneficiaries, surviving spouses or estates, as the case may be, against the loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of this Plan.

Section 6.12. Right of First Refusal. If any recipient of shares of Stock from this Plan elects at any time to sell all or any part of such shares, the Trustee shall have a right of first refusal to purchase all or any part of such shares of Stock for the Fund. The price to be paid by the Trustee for shares of Stock purchased pursuant to this Section 6.12 shall be no less than the greater of:

(a)	the fair market value of such shares of Stock at the date of their purchase, or

(b)	the price offered to the recipient by another potential buyer (other than a Company) making a good faith, bona fide offer to buy such shares of Stock,

and the terms of the purchase may not be less favorable to the recipient than the terms offered in the bona fide offer. This right of first refusal shall lapse no later than fourteen (14) calendar days after the recipient gives written notice to the Trustee that an offer by a third party to purchase his shares of Stock has been received. The right of first refusal granted by this Section 6.12 shall only exist if the Stock is not publicly traded within the meaning of Treasury Regulations § 54.4975-7(b)(1)(iv).

Section 6.13. Put Options. The Holding Company shall issue a put option to any Participant, Beneficiary, surviving spouse or estate of a deceased Participant, or any other person (including distributees of an estate) to whom shares of Stock distributed under this Plan may pass by reason of a Participant’s death (herein collectively referred to as the “Recipient”). This put option shall permit the Recipient to sell such Stock to the Holding Company, at any time during two (2) option periods, at the then fair market value. The first put option period shall be a period of at least sixty (60) calendar days beginning on the actual date of distribution of such Stock to the Recipient. The second put option period shall be a period of at least sixty (60) calendar days beginning after the determination of the fair market value of such Stock is made by the Committee (and notice of same is given in writing to the Recipient) for the next succeeding Plan Year. Such Recipient shall be deemed to have a put option as herein provided with respect to the shares of Stock and may exercise this put option by delivering to the Holding Company a written notice of his election to sell such shares of Stock, or any portion thereof, together with the certificates representing the shares of Stock to be sold duly endorsed for transfer. The Holding Company shall be obligated to purchase the shares of Stock, or the designated portion thereof, at their fair market value at the date the put option is exercised; provided, however, that the Holding Company may grant the Trustee an option to assume on behalf of this Plan and Trust the Holding Company’s rights and obligations with respect to the put option at the date the put option is actually exercised by the Recipient. Except as hereinafter provided, the Holding Company (or the Trustee, if it assumes the Holding Company’s obligation) shall pay for the shares of Stock so sold to it by check within thirty (30) calendar days following the date of sale. Notwithstanding anything contained herein to the contrary, the Holding Company (or, if applicable, the Trustee) may pay the purchase price in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than thirty (30) calendar days after the exercise of the put option and not exceeding five (5) years as long as reasonable interest is paid on the unpaid amounts and adequate security is provided to the Recipient. If the Stock is readily tradeable on an established market on the date of distribution, the put option granted by this Section 6.13 shall not exist; provided, however, that if the Stock ceases to be publicly traded within either of the sixty (60) day calendar periods as provided herein, the Holding Company shall notify the Recipient in writing within a reasonable time after the Stock ceases to be so publicly traded that the Stock shall be subject to the put option for the remainder of the applicable sixty (60) day calendar period. If the date of actual written notice to the Recipient by the Holding Company is later than ten (10) calendar days after the Stock ceases to be so publicly traded, the put option shall automatically be extended to the extent that the date on which written notice is actually given to the Recipient is more than ten (10) calendar days later.

Section 6.14. Eligible Rollover Distributions. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section, the following terms shall have the meanings set forth below:

(a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten (10) years or more; (2) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (3) the portion of any distribution that is not includible in gross income.

(b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee’s eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

ARTICLE VII
ADMINISTRATIVE COMMITTEE

Section 7.1. Establishment. The Committee shall consist of at least three (3) members to be appointed by the Board of Directors of the Bank, and the members shall hold office at the pleasure of such Board of Directors. The members of the Committee shall be individuals and may, but need not, be officers, shareholders or Directors of the Holding Company or the Bank, Participants or Beneficiaries. The Bank may, at its sole discretion, designate to serve as the Committee its Board of Directors as duly-constituted from time to time.

Section 7.2. Duties. The Committee shall discharge its duties and powers in conformance with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. It shall have complete control of the administration of this Plan and shall have all powers necessary or convenient to enable it to exercise such control. In connection therewith, it may provide rules and regulations, not inconsistent with the provisions hereof or with requirements imposed under the Code or under the Act, for the administration of this Plan and may from time to time amend or rescind such rules and regulations. In addition, it may employ or appoint a secretary and such advisors, agents or representatives as it may deem desirable and may consult with and employ counsel (who may, but need not, be counsel to a Company or to the Trustee) or actuaries with regard to any questions arising in connection with this Plan. All reasonable expenses incurred by the Committee in connection with this Plan shall be paid as provided in Section 3.4.

Section 7.3. Actions. The Committee may decide any questions hereunder and may take or authorize or direct the taking of any action hereunder with the approval of a majority of the members of the Committee. The approval of such members, expressed from time to time by a vote at a meeting or in writing without a meeting, shall constitute the action of the Committee and shall be valid and effective for all purposes of this Plan. The fact that any member of the Committee shall be a Participant, former Participant or Beneficiary shall not disqualify or debar him from participating in any action or decision affecting any class of Participants, former Participants or Beneficiaries, but he shall not participate in any action or decision affecting his own separate interest as a Participant, former Participant or Beneficiary.

Section 7.4. Disqualification. The fact that any member of the Committee is a Director, shareholder or officer of a Company or a Participant or Beneficiary shall not disqualify him from doing any act or thing which this Plan authorizes or requires him to do as a member of the Committee (except as otherwise provided in Section 7.3) or render him accountable for any allowance or distribution or other pecuniary or material profit or advantage received by him.

Section 7.5. Powers. The Committee shall have the power to construe this Plan and to determine all questions of fact or law arising under it. It may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent as it may deem expedient and, except as otherwise provided by the Act, it shall be the sole and final judge of such expediency. Except as otherwise provided in Section 7.9, all acts and determinations of the Committee made in good faith within the scope of its authority shall be final and conclusive on all the parties hereto and on all Employees, Participants and their Beneficiaries, surviving spouses or estates hereunder and shall not be subject to appeal or review.

Section 7.6. Discrimination Prohibited. The Committee shall not take any action or direct the Trustee to take any action with respect to any of the benefits provided hereunder or otherwise in pursuance of the powers conferred herein upon the Committee which would be discriminatory in favor of Employees who are officers, Directors, shareholders, persons whose principal duties consist of supervising the work of other Employees or Highly Compensated Employees or which would result in benefiting one (1) Participant or group of Participants at the expense of another or in discrimination as between Participants similarly situated or in the application of different rules to substantially-similar sets of facts.

Section 7.7. Statements and Forms. The Committee shall be authorized to require of a Company and of any person claiming any rights hereunder a written statement of any information or the execution of any forms or instruments it may deem necessary or desirable for the administration of this Plan.

Section 7.8. Liability. Except as otherwise provided by the Act, no member of the Committee shall be directly or indirectly responsible or under any liability by reason of any action or default by him as a member of the Committee or the exercise of or failure to exercise any power or discretion as such member except for his own fraud or bad faith shown in the exercise of or failure to exercise such power or discretion, and no member of the Committee shall be liable in any way for the acts or defaults of any other member. The Committee may consult with counsel (who may, but need not, be counsel to a Company or to the Trustee) or accountants selected by it and, except as otherwise provided by the Act, the opinion of such counsel or the recommendations of such accountants shall be full and complete authority and protection for any action or conduct pursued by the Committee in good faith and in accordance with such opinion or recommendations.

Section 7.9. Determination of Right to Benefits. The Committee shall make all determinations as to the right of any person to a benefit under the provisions of this Plan. Any denial by the Committee of a claim for benefits under this Plan by an Employee or, if deceased, by such Employee’s spouse or other Beneficiary, shall be stated in writing by the Committee and delivered or mailed to the Employee, spouse or other Beneficiary, as the case may be, within ninety (90) calendar days after receipt of such benefit claim by the Committee. Such notice shall set forth the specific reasons for the denial and such additional information as is required under Section 503 of the Act, written to the best of the Committee’s ability in a manner that may be understood without legal or actuarial counsel. In addition, the Committee shall afford a reasonable opportunity to any Employee, spouse or other Beneficiary, as the case may be, whose claim for benefits has been denied, for a review of the decision denying the claim in accordance with Section 503 of the Act.

Section 7.10. Investment Directions. The Committee may direct the investment of the Fund, by written directions to the Trustee, but such direction shall not be inconsistent with the provisions of this Plan, of the Act or of the Code.

Section 7.11. Voting Power. Except as otherwise provided in Section 8.17, the Committee shall be authorized to vote, either in person or by proxy, the Stock or other securities which are held by the Trustee as part of the Fund.

ARTICLE VIII
THE TRUSTEE

Section 8.1. Assets Held in Trust. The Trustee shall hold the Fund and shall accept and hold all contributions thereto and all investments and reinvestments thereof in trust for the persons ultimately entitled thereto under the terms of this Plan.

Section 8.2. Investments. This Plan is designed to invest primarily in shares of Stock. Except as otherwise provided in this Plan, the Trustee shall invest the cash contributed or accruing to the Fund in Stock and shall not make any other investment for the Fund. There shall be no limit on the permissible investment in shares of Stock. The Trustee may purchase such shares of Stock from the Holding Company or from any other source, and such shares of Stock may be outstanding, newly-issued or treasury shares. All such purchases shall be made at fair market value (as determined consistent with Section 5.1(a)). If no shares of Stock are available for purchase, the Trustee may retain cash uninvested or may invest all or any part thereof in any other investment if such retention or investment is prudent under all the facts and circumstances then prevailing. The Trustee shall have the power at any time to enter into legally-binding agreements to purchase shares of Stock from any person or entity, whether or not such person or entity shall own such shares of Stock at the date such purchase agreement is entered into, including but not limited to Participants in and Beneficiaries of this Plan, except as otherwise provided in the Act and in Treasury Regulations § 54.4975-11(a)(7). Except as otherwise required by Section 6.12, the purchase price set forth in any such purchase agreement shall be determined by the fair market value of such shares of Stock at the date of purchase (as determined consistent with Section 5.1(a)).

Section 8.3. Directions of Committee. The powers granted to the Trustee under this Plan shall be exercised by the Trustee in its sole discretion. Except as provided in Section 8.20, the Committee may at any time and from time to time by written direction to the Trustee require the Trustee to invest in, to retain or to dispose of any security or other form of investment as may be specified in such direction, limited, however, to investments permitted under this Plan, under the Act and under the Code. Neither the Trustee nor any other person shall be under any duty to question any such written direction of the Committee, and the Trustee shall as promptly as possible comply with any such written direction. Any such direction may be of a continuing nature or otherwise and may be revoked in writing by the Committee at any time. The Trustee shall not be liable in any manner or for any reason for the making, retention or disposition of any investment pursuant to the lawful written direction of the Committee.

Section 8.4. Receipt of Additional Shares. Any securities received by the Trustee as a stock split or a stock dividend or as a result of a reorganization or other recapitalization shall be allocated as of each Valuation Date in the same manner as the Stock to which it is attributable is then allocated. If any rights, warrants or options are issued on common shares or other securities held in the Fund, the Trustee shall exercise them for the acquisition of additional common shares or other securities to the extent that cash is then available. Any common shares or other securities acquired in this fashion shall be treated as common shares or other securities bought by the Trustee for the net price paid. Any rights, warrants or options on common shares or other securities which cannot be exercised for lack of cash may be sold by the Trustee with the proceeds thereof treated as a current cash dividend received on such common shares or other securities.

Section 8.5. Delivery of Materials to Committee. Except as otherwise provided in Section 8.17 and Section 8.20, the Trustee shall deliver or cause to be delivered to the Committee copies of all notices, prospectuses and financial statements relating to investments held in the Fund.

Section 8.6. Powers. The Trustee shall have power with regard to all property in the Fund at any time and from time to time:

(a)
to sell, convey, transfer, mortgage, pledge, lease, exchange or otherwise dispose of the same, without the necessity of approval of any court therefor or notice to any person, natural or legal, thereof and without obligation on the part of any person dealing with the Trustee to see to the application of any money or property delivered to it;

(b)
except as otherwise provided in Section 7.11, Section 8.17 and Section 8.20, to exercise any and all rights or options pertaining to any share of Stock held as part of the assets of the Fund and to enter into agreements and consent to or oppose the reorganization, consolidation, merger, readjustment of financial structure or sale of assets of any corporation or organization, the securities of which are held in the Fund;

(c)	except as otherwise provided in Section 4.5, to collect the principal and income of such property as the same shall become due and payable and to give binding receipt therefor;

(d)
to take such action, whether by legal proceedings, compromise, abandonment or otherwise, as the Trustee, in its sole discretion, shall deem to be in the best interest of the Fund, but the Trustee shall be under no obligation to take any legal action unless it shall have been first indemnified by the Companies with respect to any expenses or losses to which it may be subjected through taking such action;

(e)
to register any securities and to hold any other property in the Fund in its own name or in the name of a nominee with or without the addition of words indicating that such securities or other property are held in a fiduciary capacity;

(f)
pending the selection or the purchase of suitable investments or the payment of expenses or the making of any other payment required or permitted under this Plan, to retain in or to convert to cash, without liability for interest or any other return thereon, such portion of the Fund as it shall deem reasonable under the circumstances, including, but not by way of limitation, the power to retain sufficient cash to permit the acquisition of large blocks of shares of Stock as the same may from time to time become available for purchase;

(g)
to borrow from banks or similar lending institutions reasonable sums of money for the purchase of shares of Stock for the Company Contributions Accounts of Participants in accordance with the provisions of Section 8.7; provided, however, that the Trustee may not borrow from itself or from an affiliated institution even if the Trustee is a bank or similar lending institution except to the extent specifically permitted by the Act and by the Code; and

(h)
to do all other acts in its judgment necessary or desirable for the proper administration of the Trust and permissible under the Act and under the Code although the power to do such acts is not specifically set forth herein.

Section 8.7. Loans to the Trust. The following conditions shall be met with respect to any Exempt Loan to the Trust:

Clause (a). Interest. The rate of interest on any Exempt Loan shall not be in excess of a reasonable rate of interest. At the date an Exempt Loan is made, the interest rate for the Exempt Loan and the price of any shares of Stock to be purchased with the Exempt Loan proceeds shall not be such that the Plan assets might be drained off.

Clause (b). Use of Proceeds. The proceeds of an Exempt Loan shall be used within a reasonable time after receipt by the Trustee for any or all of the following purposes:

(i)	to acquire Stock;

(ii)	to repay that Exempt Loan; or

(iii)	to repay a prior Exempt Loan.

Except as otherwise provided in Section 6.12 and Section 6.13, no Stock acquired with Exempt Loan proceeds shall be subject to a put, call or other option or a buy-sell or similar arrangement while held by the Trustee and when distributed from this Plan.

Clause (c). Terms of Exempt Loan. The terms of each Exempt Loan shall be, at the time that Exempt Loan is made, as favorable to this Plan as the terms of a comparable loan resulting from arm’s-length negotiations between independent parties. Each Exempt Loan shall be for a specific term and shall not be payable at the demand of any person, except in the case of default.

Clause (d). Collateral. Any collateral pledged to the lender by the Trustee shall consist only of Stock purchased with the borrowed funds or Stock that was used as collateral for a prior Exempt Loan repaid with the proceeds of the current Exempt Loan; provided, however, that in addition to such collateral, the Companies may guarantee the repayment of an Exempt Loan.

Clause (e). Limited Recourse. Under the terms of each Exempt Loan, the lender shall not have any recourse against the Fund or the Trust except with respect to the collateral.

Clause (f). Repayment. No person entitled to payment under any Exempt Loan shall have any right to assets of the Fund or the Trust other than:

(i)	collateral given for that Exempt Loan;

(ii)	contributions (other than contributions of Stock) that are made by the Companies under this Plan to meet this Plan’s obligations under that Exempt Loan;

(iii)	earnings attributable to such collateral and the investment of such contributions; and

(iv)	to the extent directed by the Holding Company under Section 4.5, cash dividends on allocated shares of Stock.

Payments made with respect to an Exempt Loan by the Trustee during any Plan Year shall not exceed an amount equal to the sum of such contributions and earnings received during or prior to that Plan Year less such payments in prior Plan Years. Such contributions and earnings shall be accounted for separately in the books of account of this Plan and Trust until that Exempt Loan is repaid.

Clause (g). Agreement by Companies. The Companies shall agree in writing with the Trustee to contribute to the Fund amounts sufficient to enable the Trustee to pay each installment of principal and interest on each Exempt Loan on or before the date such installment is due, even if no tax benefit to the Companies results from such contribution.

Clause (h). Release of Collateral. All assets of the Fund acquired by this Plan and Trust with Exempt Loan proceeds and all collateral pledged to secure an Exempt Loan shall be held in a suspense account and considered encumbered by the Exempt Loan. For each Plan Year during the duration of an Exempt Loan, the number of assets to be released from encumbrance and withdrawn from the suspense account shall be based upon the ratio that the payment of principal and interest on that Exempt Loan for that Plan Year bears to the total projected payments of principal and interest over the duration of the Exempt Loan period. Assets released from encumbrance and withdrawn from the suspense account shall be allocated to the various Company Contributions Accounts in the Plan Year during which such portion is paid off and in the same manner as if the assets had been obtained by the Trustee when no Exempt Loan was involved. Income with respect to shares of Stock acquired with Exempt Loan proceeds and held in the suspense account shall be allocated to Company Contributions Accounts along with other income earned by the Fund, except to the extent that such income is to be used to repay an Exempt Loan.

Clause (i). Default. In the event of any default upon an Exempt Loan, the value of Trust assets transferred in satisfaction of that Exempt Loan shall not exceed the amount of the default. If the lender is a disqualified person within the meaning of Section 4975(e)(2) of the Code, the Exempt Loan shall provide for a transfer of Trust assets upon default only upon and to the extent of the failure of the Trustee to meet the payment schedule of that Exempt Loan; provided, however, that the making of a guarantee shall not make a person a lender within the meaning of this Clause (i).

Clause (j). Termination of Plan. Upon a complete termination of the Plan but only to the extent permitted by the Code and the Act, any unallocated Stock shall be sold to the Corporation at a price no less than fair market value or on the open market. To the extent permitted by Code and the Act, the proceeds of such sale shall be used to satisfy any outstanding Exempt Loan and the balance of any funds remaining shall be allocated as income to each Participant’s Company Contributions Account based on the proportion that the Participant’s Company Contributions Account balance as of the immediately preceding Valuation Date bears to the aggregate Company Contributions Account balances of all Participants as of the immediately preceding Valuation Date.

Section 8.8. Annual Accounting. At least annually the Trustee shall render to the Committee a written account of its administration of the Fund during the period since the establishment of this Plan or the last accounting thereafter. Pursuant to this requirement, Stock acquired by the Trustee shall be accounted for as provided in Treasury Regulations § 1.402(a)-1(b)(2)(ii). Unless written notice of disapproval is furnished to the Trustee by the Committee within ninety (90) calendar days after receipt of such account, such account shall be deemed to have been approved.

Section 8.9. Audit. In the case of any disapproval as provided in Section 8.8 and unless a satisfactory corrected written account is furnished to the Committee, an audit of the Trustee’s account shall be made by a certified public accountant selected jointly by the Holding Company and the Trustee, but at the expense of the Companies. Upon completion of any such audit, the inaccuracies in the Trustee’s account, if any, shall be corrected to conform to such audit and a corrected written account shall be delivered to the Committee by the Trustee. Except as otherwise provided by the Act, an approved account or an account corrected pursuant to such an audit shall be final and binding upon the Companies and upon all other persons who shall then or thereafter have any interest under this Plan.

Section 8.10. Uncertainty Concerning Payment of Benefits. In the event of any dispute or uncertainty as to the person to whom payment of any funds or other property shall be made under this Plan, the Trustee may, in its sole discretion, withhold such payment or delivery until such dispute or uncertainty shall have been determined or resolved by a court of competent jurisdiction or otherwise settled by the parties concerned.

Section 8.11. Compensation. The Trustee shall be entitled to receive fair and reasonable compensation for its services hereunder, taking into account the amount and nature of its services and the responsibilities involved, and shall also be entitled to be reimbursed for all reasonable out-of-pocket expenses, including, but not by way of limitation, legal, actuarial and accounting expenses and all costs and expenses incurred in prosecuting or defending any action concerning this Plan or the Trust or the rights or responsibilities of any person hereunder, brought by or against the Trustee. Such reasonable compensation and expenses shall be paid by the Companies as provided in Section 3.4.

Section 8.12. Standard of Care. The Trustee shall use its best judgment in exercising any duties or powers or in taking any action hereunder and shall be bound at all times to act in good faith and in accordance with all requirements imposed under the Act and under the Code. Except as otherwise provided by the Act, the Trustee shall not incur any liability by reason of any error of judgment, mistake of law or fact or any act or omission hereunder of itself or of any agent, proxy or attorney so long as it has acted in good faith. The Trustee may act on any paper or document believed by it to be genuine and to have been signed and presented by the proper person. The Trustee may consult with counsel (who may, but need not, be counsel to a Company), accountants or actuaries selected by it and, except as otherwise provided by the Act, the written opinion of such counsel or the written recommendations of such accountants or actuaries shall be full and complete authority and protection for any action or conduct pursued by the Trustee in good faith and in accordance with such written opinion or recommendations. Except as otherwise provided by the Act, the Trustee shall not be liable for any action taken by it pursuant to the written direction of the Committee.

Section 8.13. Request for Instructions. In addition to written instructions relating to valuation and except as otherwise provided in Section 8.20, at any time the Trustee may, by written request, seek written instructions from the Committee on any matter and may await such written instructions from the Committee without incurring any liability whatsoever. If at any time the Committee should fail to give written directions to the Trustee, the Trustee may act, and shall be protected in acting, without such written directions, in such manner as in its sole discretion seems appropriate and advisable under the circumstances for carrying out the purposes of the Trust.

Section 8.14. Resignation of Trustee. The Trustee may resign at any time by giving sixty (60) calendar days’ prior written notice to the Bank, and the Trustee may be removed, with or without cause, by the Bank on sixty (60) calendar days’ prior written notice to the Trustee. Such prior written notice may be waived by the party entitled to receive it. Upon any such resignation or removal becoming effective, the Trustee shall render to the Committee a written account of its administration of the Fund for the period since the last written accounting and shall do all necessary acts to transfer the assets of the Fund to the successor Trustee or Trustees.

Section 8.15. Vacancies in Trusteeship. In the event of any vacancy in the trusteeship of the Trust hereby created, the Bank may designate and appoint a qualified successor Trustee or Trustees. Any such successor Trustee or Trustees shall have all the powers herein conferred upon the original Trustee.

Section 8.16. Information to Be Furnished. The Companies shall furnish to the Trustee, and the Trustee shall furnish to the Companies, such information relevant to this Plan and Trust as may be required under the Code and under the Act. The Trustee shall keep such records, make such identification and file with the Internal Revenue Service and with the U.S. Department of Labor such returns and other information concerning this Plan and Trust as may be required of it under the Code and under the Act. The Companies shall fulfill any reporting and disclosure obligations imposed on it by the Act, and each Participant shall be given any reports required by the Act. To the extent that the Trustee assumes any such Company obligations, it may charge a reasonable fee for its services apart from its normal fee and its expenses as provided in Section 8.11.

Section 8.17. Voting Rights of Participants. Each Participant (or, if applicable, his Beneficiary) shall have the right to direct the Trustee as to the manner in which voting rights of shares of Stock which are allocated to his Company Contributions Account are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transactions which may be prescribed by the Secretary of Treasury in regulations. Each Participant (or, if applicable, his Beneficiary) shall also have the right to direct the Trustee as to the manner in which voting rights of shares of Stock which are allocated to his Company Contributions Account are to be exercised at any time the Holding Company has a class of securities that are required to be registered under Section 12 of the Securities Exchange Act of 1934 or that would be required to be so registered except for the exemption from registration provided by Section 12(g)(2)(H) of the Securities Exchange Act of 1934. In all other cases, the Committee shall be authorized to vote the Stock held by the Trustee as part of the Fund as provided in Section 7.11. Not less than thirty (30) calendar days prior to each annual or special meeting of shareholders of the Holding Company at which one (1) or more Participants are entitled to vote shares of Stock allocated to their Company Contributions Accounts under this Section 8.17, the Trustee shall cause to be prepared and delivered to each such Participant who has a Company Contributions Account as of the record date established by the Holding Company a copy of the notice of the meeting and form of proxy directing the Trustee as to how it shall vote at such meeting or at any adjournment thereof with respect to each issue. Upon receipt of such proxies, the Trustee shall vote or may grant the Committee a proxy to vote the shares of Stock in accordance with the proxies received by the Participants. The shares of Stock for which no direction is received by the Participant (or, if applicable, his Beneficiary) or held by the Trustee in any unallocated account shall be tendered in proportion to the tendering directions received by the Trustee with respect to the allocated shares of Stock. The Trustee shall take steps to keep a Participant’s voting directions confidential and shall not provide them to the Companies.

Section 8.18. Delegation of Authority. The Trustee may delegate any of its ministerial powers or duties under this Plan, including the signing of any checks drawn on the Fund, to any of its agents or employees.

Section 8.19. Diversification of Company Contributions Account. Notwithstanding anything contained in Article VI to the contrary, a Participant who has attained age fifty-five (55) and who has completed at least ten (10) years of participation in this Plan shall be permitted to elect that during a six (6) year period beginning with the Plan Year during which he had obtained age fifty-five (55) or, if later, during which he completed his tenth (10th) year of participation in this Plan a portion of his vested Company Contribution Account be distributed. In the first (1st) Plan Year for which the Participant has an election under this Section 8.19, the Participant may elect a distribution of up to twenty-five percent (25%) of his vested Company Contribution Account as of the end of such Plan Year. In the second (2nd), third (3rd), fourth (4th) and fifth (5th) Plan Year for which the Participant has an election under this Section 8.19, the Participant may elect a distribution which, when aggregated to any earlier distributions made by reason of this Section 8.19, does not exceed twenty-five percent (25%) of the vested balance held in his Company Contribution Account as of the end of the Plan Year for which the election is made. In the final Plan Year for which a Participant has an election under this Section 8.19, the Participant may elect a distribution of an amount which, when aggregated with any other distribution made by reason of this Section 8.19, does not exceed fifty percent (50%) of his vested Company Contribution Account balance as of the end of such Plan Year. The Trustee shall provide Participants eligible for an election under this Section 8.19 with information relating to the election before the end of the first (1st) Plan Year for which the election relates. A Participant electing a distribution under this Section 8.19 shall have until the ninetieth (90th) calendar day immediately following the end of the Plan Year for which the election is made to make his election. Any distribution made by reason of this Section 8.19 shall be in cash and shall be made within one hundred and eighty (180) calendar days after the end of the Plan Year for which the election is made.

Section 8.20. Tender Offer. Each Participant (or, if applicable, his Beneficiary) shall have the right to direct the Trustee as to whether the shares of Stock which are allocated to his Company Contributions Account are to be tendered pursuant to any tender offer made for the Stock of the Holding Company. The Trustee shall as soon as practical (and in no event later than five (5) calendar days) after its receipt of the tender offer documents shall cause to be prepared and delivered to each Participant (and, if applicable, his Beneficiary) who has a Company Contributions Account as of the date of the tender offer a copy of all relevant information as to the tender offer and a written election form which will direct the Trustee as to whether it should tender the shares of Stock held in such Participant’s Company Contributions Account. The shares of Stock for which no direction is received by the Participant (or, if applicable, his Beneficiary) or held by the Trustee in any unallocated account shall be tendered in proportion to the tendering directions received by the Trustee with respect to the allocated shares of Stock. The Trustee shall take steps to keep a

Participant’s decision whether or not to tender shares of Stock confidential and shall not provide the information to the Companies.

ARTICLE IX
AMENDMENT, TERMINATION AND MERGER

Section 9.1. Amendment. Except for such amendments as are permitted under this Section 9.1 and as otherwise provided in Section 1.18 and Section 9.3, the Trust is irrevocable. The Bank reserves the right to amend this Plan, at any time and from time to time, in whole or in part, including without limitation, retroactive amendments necessary or advisable to qualify this Plan and the Trust under the provisions of Sections 401(a) and 501(a) of the Code or the corresponding provisions of any similar statute hereafter enacted. However, the Bank’s right to amend this Plan shall remain at all times subject to the provisions of Section 9.4. Further, no amendment of this Plan shall:

(a)	alter, change or modify the duties, powers, or liabilities of the Trustee hereunder without their written consent;

(b)	permit any part of the Fund to be used to pay premiums or contributions of the Companies under any other employee benefit plan maintained by the Companies for the benefit of its Employees;

(c)	effect any discrimination among the Participants;

(d)
change the vesting schedule in Section 6.3 or, if applicable, in Section 11.4 unless each Participant who has completed three (3) or more Years of Service as of the effective date of the amendment is permitted to elect, within sixty (60) calendar days after he is notified by the Committee of his rights under this Subsection (d), to have his vested interest determined without regard to such amendment;

(e)	decrease the accrued benefit of any Participant unless the amendment is approved by the Department of Labor because of substantial business hardship; or

(f)	decrease a Participant’s Company Contributions Account balance or eliminate an optional form of distribution for the accrued benefits of a Participant determined as of the date of the amendment.

Section 9.2. Termination or Complete Discontinuance of Contributions. The Companies are not and shall not be under any obligation or liability whatsoever to continue their contributions pursuant to this Plan or to maintain this Plan for any given length of time, except as otherwise provided in Section 8.7. A Company may, in its sole discretion, discontinue Company contributions to this Plan completely, except as otherwise provided in Section 8.7, with or without notice, or partially or totally terminate this Plan in accordance with its provisions at any time without any liability whatsoever for such discontinuance or termination. If this Plan shall be partially or totally terminated or if contributions of a Company shall be completely discontinued, the rights of all Participants directly affected by the partial or total termination or the complete discontinuance of contributions in their Company Contributions Accounts shall thereupon become fully vested and non-forfeitable notwithstanding any other provisions of this Plan. However, the Trust shall continue until all Participants’ Company Contributions Accounts have been completely distributed to, or for the benefit of, the Participants in accordance with this Plan.

Section 9.3. Determination by Internal Revenue Service. Notwithstanding any other provisions of this Plan, if the Internal Revenue Service shall fail or refuse to issue a favorable written determination or ruling with respect to the initial qualification of this Plan and the initial exemption of the Trust from tax under Sections 401(a) and 501(a) of the Code, the Trustee shall, within a reasonable time after receiving a written direction from the Committee to do so, return to the Companies the current value of all Company contributions theretofore made. As a condition to such repayment, the Companies shall execute, acknowledge and deliver to the Trustee its written undertaking, in form satisfactory to the Trustee, to indemnify, defend and hold the Trustee harmless from all claims, actions, demands, or liabilities arising in connection with such repayment. If for any reason the Key District Director of the Internal Revenue Service should at any time after initial qualification fail to approve any of the terms, conditions or amendments contained in or implied from this Plan and Trust for continuing qualification and tax exemption under Sections 401(a) and 501(a) of the Code, then the Holding Company shall make such modifications, alterations and amendments of this Plan as are necessary to retain such approval and such modifications, alterations and amendments shall be effective retroactively to the Effective Date or to such later date as is required to retain such approval.

Section 9.4. Nonreversion. Except as otherwise provided in Section 3.1 and Section 9.3:

(a)
The Bank shall have no power to amend or to terminate this Plan in such a manner which would cause or permit any part of the Fund to be diverted to purposes other than for the exclusive benefit of Participants or, if deceased, of their spouse or other Beneficiaries or as would cause or permit any portion of the Fund to revert to or to become the property of the Companies, and

(b)
The Bank shall have no right to modify or to amend this Plan retroactively in such a manner as to deprive any Participants, or if deceased, their spouses or other Beneficiaries of any benefits to which they are entitled under this Plan by reason of contributions made by the Companies prior to the modification or amendment, unless such modification or amendment is necessary to meet the qualification requirements of Sections 401(a) and 501(a) of the Code.

Section 9.5. Merger. The Bank shall have the right, by action of its Board of Directors, to merge or to consolidate this Plan with, or to transfer the assets or liabilities of the Fund to, any other qualified retirement plan and trust at any time, except that no such merger, consolidation or transfer shall be authorized unless each Participant in this Plan would receive a benefit immediately after the merger, consolidation or transfer (if the merged, consolidated or transferred plan and trust then terminated) equal to or greater than the benefit to which he would have been entitled immediately before the merger, consolidation or transfer (if this Plan then terminated).

ARTICLE X
MISCELLANEOUS

Section 10.1. Creation of Plan Voluntary. The Plan hereby created is purely voluntary on the part of the Companies and, except as otherwise provided in Section 8.7, any Company may suspend or discontinue payments hereunder at any time or from time to time as it may decide in accordance with Section 10.17, but no suspension or discontinuance shall operate retroactively with respect to the rights of any Participant hereunder or his spouse or other Beneficiary.

Section 10.2. No Employment Contract. Except as may be required by the Act, no contributions or other payments under this Plan shall constitute any contract on the part of the Company to continue such contributions or other payments hereunder. Participation hereunder shall not give any Participant the right to be retained in the service of the Companies or any right or claim to any benefits hereunder unless the right to such benefits has accrued under this Plan. All Participants shall remain subject to assignment, reassignment, promotion, transfer, layoff, reduction, suspension and discharge by the Companies to the same extent as if this Plan had never been established.

Section 10.3. Limitation on Rights Created. Nothing contained in this Plan or any modification of the same or act done in pursuance hereof shall be construed as giving any person whomsoever any legal or equitable right against the Companies, the Committee, the Trustee or the Fund, unless specifically provided herein or granted by the Act.

Section 10.4. Waiver of Claims. Except as otherwise provided by the Act, no liability whatsoever shall attach to or be incurred by any shareholder, officer or Director, as such, of the Companies under or by reason of any provision of this Plan or any act with reference to this Plan, and any and all rights and claims thereof, as such, whether arising at common law or in equity or created by statute, constitution or otherwise, are hereby expressly waived and released to the fullest extent permitted by law by every Participant and by his spouse or other Beneficiary as a condition of and as part of the consideration for the payments by the Companies under this Plan and for the receipt of benefits hereunder.

Section 10.5. Spendthrift Provision. To the fullest extent permitted by law, none of the benefits, payments, accounts, funds or proceeds of any contract held hereunder shall be subject, voluntarily or involuntarily, to any claim of any creditor of any Participant or of his spouse or other Beneficiary, nor shall the same be subject to attachment, garnishment or other legal or equitable process by any creditor of a Participant or of his spouse or other Beneficiary, nor shall any Participant or his spouse or other Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any such benefits, payments, accounts, funds or proceeds of any such contract. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Section 414(p) of the Code. It is the intention of the Companies that benefit payments hereunder shall be made only at the times, in the amounts and to the distributees as specified in this Plan regardless of any marital dissolution, bankruptcy or other legal proceedings to which such distributees may be a party to the fullest extent permitted by law.

Section 10.6. Payment of Benefits to Others. If any person to whom benefit payments are due or payable under this Plan shall be unable to care for his affairs because of illness or accident, any such payment may be made (unless prior claim thereto shall have been made by a duly-qualified guardian or other legal representative) to the spouse, parent, brother, sister or other person deemed by the Committee, in its sole discretion, to have incurred expense for such person and on such terms as the Committee, in its sole discretion, may impose. Any such payment and any payment to a Participant or to his legal representative or, if deceased, to his spouse or other Beneficiary made pursuant to the provisions of this Plan shall to the extent thereof be in full satisfaction of all claims arising hereunder against this Plan, the Fund, the Committee, the Trustee and the Companies.

Section 10.7. Payments to Missing Persons. If the Trustee is unable to effect delivery of any amounts payable under this Plan to the person entitled thereto or, upon such person’s death, to such person’s personal representative, they shall so advise the Committee in writing, and the Committee shall give written notice by certified mail to said person at the last known address of such person as shown in the Companies’ records. If such person or the personal representative thereof shall not have responded to the Committee within three (3) years from the date of mailing such certified notice, the Committee shall direct the Trustee to distribute such amount, including any amount thereafter becoming due to such person or the personal representative thereof, in the manner provided in Section 6.7 with respect to the death of a Participant when there is no valid designation of Beneficiary on file.

Section 10.8. Severability. If any provisions of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining part of this Plan and it shall be construed and enforced as if such illegal or invalid provisions had never been inserted herein.

Section 10.9. Captions. Titles of Articles, Sections and Clauses herein are for general information only and shall be ignored in any construction of the provisions hereof.

Section 10.10. Construction. Words in the masculine gender shall be construed to include the feminine gender in all cases where appropriate, and words in the singular or plural shall be construed as being in the plural or singular where appropriate.

Section 10.11. Counterparts. This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original. All the counterparts shall constitute but one (1) and the same instrument and may be sufficiently evidenced by any one (1) counterpart.

Section 10.12. Indemnification. The Companies shall indemnify and hold harmless each member of the Committee and any individual Trustee who is also an Employee of the Company from any and all claims, loss, damage, expense and liability arising from any act or omission of such member or Trustee, as the case may be, except when the same is judicially determined to be due to the fraud or bad faith of such member or Trustee, as the case may be, if possible.

Section 10.13. Standards of Interpretation and Administration.  This Plan and the Fund held hereunder shall be for the exclusive benefit of Employees of the Companies and their spouses or other Beneficiaries and defraying reasonable costs of administration. This Plan shall be interpreted and administered in a manner consistent with the requirements of the Code relating to qualified stock bonus plans and trusts and the requirements imposed by the Act. Wherever in this Plan discretionary powers are given to any party or wherever any interpretation may be necessary, such powers shall be exercised and such interpretation shall be made in a non-discriminatory manner and in conformity with the fiduciary duties imposed under Section 404 of the Act.

Section 10.14. Governing Law. Except as otherwise provided by the Act, this Plan shall be administered and construed and its validity determined under the laws of the State of Indiana.

Section 10.15. Successors and Assigns. This Plan shall be binding upon the successors and assigns of the Companies and of the Trustee.

Section 10.16. Adoption of Plan. Any corporation, who together with the Holding Company, constitutes a member of a controlled group of corporations under Section 414(b) of the Code, with the approval of the Board of Directors of the Holding Company may adopt this Plan and participate as a Company in this Plan by the execution of an instrument of adoption of this Plan which shall specify the Effective Date as to such party. A listing of the subsidiaries and affiliates who have adopted this Plan is shown as Appendix A.

Section 10.17. Withdrawal from Plan. Any Company in this Plan may, by resolution of its Board of Directors or other governing body, withdraw from participation as a Company in this Plan.

ARTICLE XI
TEFRA TOP-HEAVY RULES

Section 11.1. Application. The rules set forth in this Article XI shall be applicable with respect to any Plan Year beginning on or after the Effective Date in which this Plan is determined to be a Top-Heavy Plan. The provisions of this Article XI shall be applied only to the extent necessary to comply with Section 416 of the Code and in a manner consistent with all requirements imposed under Section 416 of the Code.

Section 11.2. Determination. This Plan shall be considered a Top-Heavy Plan with respect to any Plan Year if as of the Anniversary Date of the immediately preceding Plan Year or, if the determination is to be made for this Plan’s first (1st) Plan Year, the last calendar day of the first (1st) Plan Year (the “determination date”):

(a)
the present value of the Accrued Benefits (as such term is defined in Section 11.3) of Key Employees (as such term is defined below) exceeds sixty percent (60%) of the present value of the Accrued Benefits of all Employees and former Employees (other than former Key Employees (as such term is defined below)); provided, however, that the Accrued Benefits of any Participant who has not completed an Hour of Service for the Company during a five (5) year period ending on the determination date (as such term is defined above) shall be disregarded, or

(b)	this Plan is part of a required aggregation group (as such term is defined below) and the required aggregation group is top-heavy;

provided, however, that this Plan shall not be considered a Top-Heavy Plan with respect to any Plan Year in which this Plan is part of a required or permissive aggregation group (as such terms are defined below) which is not top-heavy. For purposes of this Article XI, the term “Key Employee” shall include for any Plan Year any Employee or former Employee who at any time during that Plan Year or any of the four (4) preceding Plan Years is:

(c)
an officer of a Company whose Section 415 Compensation from the Companies is greater than fifty percent (50%) of the maximum dollar limitation under Section 415(b)(1)(A) of the Code in effect for the calendar year in which the determination date (as such term is defined above) falls,

(d)
one (1) of the ten (10) Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interest in a Company whose ownership interest in that Company is at least one-half of one percent (0.5%) and whose Section 415 Compensation from the Companies is equal to or greater than the maximum dollar limitation under Section 415(c)(1)(A) of the Code in effect for the calendar year in which the determination date (as such term is defined above) falls; provided, however, that if two (2) Employees have the same interest in a Company, the Employee whose annual Section 415 Compensation from the Companies is greater shall be treated as having a larger interest in the Company,

(e)	a five percent (5%) owner (determined without regard to Sections 414(b),(c) and (n) of the Code) of a Company,

(f)
a one percent (1%) owner (determined without regard to Sections 414(b),(c) and (n) of the Code) of a Company whose Section 415 Compensation from the Companies is in excess of one hundred and fifty thousand dollars ($150,000);

provided, however, that the Beneficiary of any deceased Employee or of any deceased former Employee who was included as a Key Employee by reason of this Section 11.2 shall also be included as a Key Employee; provided, further, that an individual shall only be included as a Key Employee to the extent required by Section 416(i) of the Code. For purposes of this Article XI, “Non-Key Employee” is any Employee or former Employee who is not a Key Employee. For purposes of determining who is a key employee, Section 415 Compensation shall include amounts deferred or redirected by an Employee pursuant to Sections 401(k) and 125 of the Code. For purposes of this Section 11.2, the term “required aggregation group” shall include:

(g)
all qualified retirement plans maintained by a Company in which a Key Employee (as such term is defined above) is a participant; provided, however, that the term “required aggregation group” shall also include all qualified retirement plans previously maintained by a Company but terminated within the five (5) year period ending on the determination date (as such term is defined above) in which a key employee (as such term is defined above) was a participant; and

(h)
any other qualified retirement plans maintained by a Company which enable any qualified retirement plan described in Subsection (g) above to meet the requirements of Section 401(a)(4) or of Section 410 of the Code.

For purposes of this Section 11.2, the term “permissive aggregation group” shall include all qualified retirement plans that are part of a required aggregation group (as such term is defined above) and any other qualified retirement plans maintained by a Company if such group will continue to meet the requirements of Section 401(a)(4) and of Section 410 of the Code.

Section 11.3. Accrued Benefits. For purposes of this Article XI, Accrued Benefits with respect to any Plan Year shall be determined as of the determination date (as such term is defined in Section 11.2) for that Plan Year based on the Company Contributions Account balances as of the most recent Valuation Date within a consecutive twelve (12) month period ending on such determination date; provided, however, that such Company Contributions Account balances shall be adjusted to the extent required by Section 416 of the Code to increase the Company Contributions Accounts balances by the amount of any Company Contributions made and allocated after the Valuation Date but on or before such determination date and by any distributions made to Participants prior to the Valuation Date during any of the five (5) consecutive Plan Years immediately preceding the Plan Year for which the determination as to whether this Plan is a Top-Heavy Plan is being made (including distributions from a terminated plan which if not terminated would have been part of a required aggregation group (as such term is defined in Section 11.7)) and to reduce the Company Contributions Account balances by any rollovers or plan to plan transfers made to this Plan before the Valuation Date which are initiated by a Participant from any qualified retirement plan maintained by an unrelated employer and by any deductible employee contributions.

Section 11.4. Vesting Provisions. Notwithstanding the provisions of Section 6.3, with respect to any Plan Year in which this Plan is determined to be a Top-Heavy Plan, a Participant’s Accrued Benefit which is derived from Company Contributions shall vest in accordance with the following vesting schedule if it would result in a larger vested percentage than the percentage determined under Section 6.3:

Period of Service	Vested Percentage
Less than two (2) years	0
Two (2) years or more but less than three (3) years	20%
Three (3) years or more but less than four (4) years	40%
Four (4) years or more but less than five (5) years	60%
Five (5) years or more but less than six (6) years	80%
Six (6) years or more	100%

provided, however, that if this Plan becomes a Top-Heavy Plan and subsequently ceases to be such:

(a)
the vesting schedule shown above shall continue to apply but only with respect to Participants whose Period of Service is as least three (3) years as of the Anniversary Date of the final Top-Heavy Plan Year,

(b)	the vesting schedule shown above shall continue to apply but only with respect to the Accrued Benefits of all other Participants as of the Anniversary Date of the final Top-Heavy Plan Year, and

(c)
the vesting schedule in Section 6.3 shall apply to any additional Accrued Benefits of the Participants described in Subsection (b) above which accrue after the Anniversary Date of the final Top-Heavy Plan Year.

Section 11.5. Minimum Contribution. Notwithstanding the provisions of Section 4.2, with respect to any Plan Year in which this Plan is a Top-Heavy Plan, the Company contributions for such Plan Year shall be allocated in the following order of priority:

(a)
first, among the Company Contributions Accounts of all eligible Participants who had not separated from service with the Companies as of the Anniversary Date of that Plan Year regardless of the number of Hours of Service completed by each such Participant during that Plan Year according to the ratio that each Participant’s Compensation for that Plan Year bears to the total Compensation of all eligible Participants; provided, however, that the portion of the Company contributions to be allocated pursuant to this Subsection (a) shall not exceed three percent (3%) of the total Compensation of all eligible Participants for that Plan Year;

(b)	next, the remaining portion, if any, of the Company contributions for such Plan Year shall be allocated in accordance with Section 4.2;

provided, however, that if a Participant also participates in a top-heavy defined benefit plan, he shall receive the minimum benefit for such Plan Year under the defined benefit plan.

Section 11.6. Code Section 415 Limitations. With respect to any Plan Year beginning before January 1, 2000, in which this Plan is a Top-Heavy Plan, Section 4.3 shall be read by substituting the number one (1.00) for the number one and twenty-five one hundredths (1.25) wherever it appears therein; provided, however, that such substitution shall not have the effect of reducing a Participant’s Accrued Benefit under any qualified defined benefit plan maintained by a Company prior to the first (1st) calendar day of the Plan Year in which this Article XI initially becomes applicable.

This Plan has been adopted on this 13th day of April, 2001, but is to be effective as of January 1, 1997.

UNION COMMUNITY BANCORP

		By:	/s/ Joseph E. Timmons

		Its:	President
Attest:

By:	/s/ Denise E. Swearingen

Its:	Secretary

UNION FEDERAL SAVINGS & LOAN ASSOCIATION

		By:	/s/ Joseph E. Timmons

		Its:	President
Attest:

By:	/s/ Denise E. Swearingen

Its:	Secretary-Treasurer

HOME FEDERAL SAVINGS BANK

		By:	/s/ David L. Fisher

		Its:	Vice President and Senior Trust Officer
Attest:

By:	/s/ Linda K. Scheedt

Its:	Assistant Secretary

FIRST AMENDMENT TO THE
UNION COMMUNITY BANCORP
EMPLOYEE STOCK OWNERSHIP PLAN AND
TRUST AGREEMENT
(EFFECTIVE JANUARY 1, 1997)

Pursuant to rights reserved under Section 9.1 of the Union Community Bancorp Employee Stock Ownership Plan, effective as of January 1, 1997, (the “Plan”), Union Federal Savings & Loan Association (the “Bank”) amends the Plan, effective January 1, 1999, as follows:

1. The following sentence is added to the end of Section 6.14(a) of the Plan as follows:

An eligible rollover distribution does not include any hardship withdrawals, as defined in Section 401(k)(2)(B)(i)(IV) of the Code, which are attributable to the distributee’s elective contributions under Treas. Reg. section 1.401(k)-1(d)(2)(ii).

2.	The following sentence is added to the end of Section 1.36 of the Plan as follows:

For Plan Years beginning on and after January 1, 2001, Section 415 Compensation shall include elective amounts that are not includible in the gross income of the Participant by reason of Section 132(f)(4) of the Code.

This First Amendment has been executed this 6th day of September, 2001.

UNION FEDERAL SAVINGS & LOAN ASSOCIATION

By:	/s/ Joseph E. Timmons
Its:	President

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SECOND AMENDMENT TO THE
UNION COMMUNITY BANCORP
EMPLOYEE STOCK OWNERSHIP PLAN AND
TRUST AGREEMENT
(EFFECTIVE JANUARY 1, 1997)

Pursuant to rights reserved under Section 9.1 of the Union Community Bancorp Employee Stock Ownership Plan, effective as of January 1, 1997, (the “Plan”), Union Federal Savings & Loan Association (the “Bank”) amends Section 2.1 of the Plan, effective January 1, 2002, to provide, in its entirety, as follows:

Section 2.1. Eligibility. Each Employee in the employ of a Company shall become eligible to participate in this Plan on the date on which he completes one (1) Year of Service or, if later, on the date on which he attains age twenty-one (21); provided, however, that notwithstanding anything contained herein to the contrary, any Employee who participated in the Montgomery Financial Corporation Employee Stock Ownership Plan shall not be eligible to participate in the Plan any earlier than January 1, 2004.

This Second Amendment has been executed this 14th day of November, 2001.

UNION FEDERAL SAVINGS & LOAN ASSOCIATION

By:	/s/ Joseph E. Timmons
Joseph E. Timmons
Its:	President

1

EGTRRA PLAN AMENDMENTS:

AMENDMENT OF THE PLAN FOR EGTRRA

Pursuant to the rights reserved under Section 9.1 of the Union Community Bancorp Employee Stock Ownership Plan and Trust Agreement, as amended and restated as of January 1, 1997 (the “Plan”), Union Federal Savings & Loan Association (the “Company”) amends the Plan to add the following pursuant to the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA).

PREAMBLE

1. Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of EGTRRA. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

2. Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

SECTION 1. PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

Effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

SECTION 2. LIMITATIONS ON CONTRIBUTIONS (generally required unless §415(c) limits are incorporated by reference)

1. Effective date. This section shall be effective for limitation years beginning after December 31, 2001.

2. Maximum annual addition. Except to the extent permitted under Section 14 of this amendment that provides for catch-up contributions under EGTRRA §631 and section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

(a) $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

(b) 100 percent of the participant's compensation, within the meaning of section 415(c)(3) of the Code, for the limitation year.

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The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

SECTION 3. MODIFICATION OF TOP-HEAVY RULES (not required if plan meets safe harbor requirements of § 401(K)(12) and/or § 401(m)(11); if plan falls under safe harbors, then see plan amendments in Plan Amendments for Section 401(k) plans)

1. Effective date. This section shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section amends the top-heavy provisions of the plan.

2. Determination of top-heavy status.

2.1 Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

2.2 Determination of present values and amounts. This section 2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

2.2.1 Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

2.2.2 Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

2

3. Minimum benefits.

3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

3.2 Contributions under other plans. The employer may provide in the adoption agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met).

Minimum Benefits for Employees Also Covered Under Another Plan:

Describe below the extent, if any, to which the top-heavy minimum benefit requirement of section 416(c) of the Code and the section of the plan providing for that requirement shall be met in another plan. Include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan:

3

SECTION 7, ROLLOVERS FROM OTHER PLANS, SHALL BE EFFECTIVE: January 1, 2002.

SECTION 8. REPEAL OF MULTIPLE USE TEST

The multiple use test described in Treasury Regulation section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

SECTION 9. INCREASE IN COMPENSATION LIMIT (generally recommended)

4

The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

SECTION 10. ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

1. Applicability and effective date. This section shall apply if elected by the employer in the adoption agreement and shall be effective as specified in the adoption agreement.

2. Rollovers disregarded in determining value of account balance for involuntary distributions. If elected by the employer in the adoption agreement, for purposes of section of the plan providing for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, the plan shall immediately distribute the participant's entire nonforfeitable account balance.

Treatment of Rollovers in Application of Involuntary Cash-out Provisions:

The employer: (choose one)

☒  elects

☐  does not elect

to exclude rollover contributions in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.

If the employer has elected to exclude rollover contributions, the election shall apply with respect to distributions made after:

☒  December 31, 2001

with respect to participants who separated from service after:

☐  ________________ (may be earlier than December 31, 2001)

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EGTRRA PLAN AMENDMENTS FOR SECTION 401(k) PLANS

SECTION 11. ELECTIVE DEFERRALS -- CONTRIBUTION LIMITATION (required to permit the higher amount of elective deferrals if it does not incorporate §402(g) limit by reference)

No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect for such taxable year, except to the extent permitted under the section that provides for catch-up contributions under EGTRRA §631 and section 414(v) of the Code, if applicable.

SECTION 12. MAXIMUM SALARY REDUCTION CONTRIBUTIONS (for SIMPLE §401(k) plans only)

Except to the extent permitted under section 14 of this amendment that provides for catch-up contributions under EGTRRA §631 and section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under section 408(p)(2)(A)(ii) of the Code for the calendar year.

SECTION 13. MODIFICATION OF TOP-HEAVY RULES (only for plans that consist solely of a cash or deferred arrangement that meet the requirements of §401(k)(12) and matching contributions with respect to which the requirements of §401(m)(11) are met)

The top-heavy requirements of section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met.

6

SECTION 15. SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION (required for §401(k)(12) and/or §401(m)(11) plans; optional for all other §401K) plans that use the safe harbor standards for hardship distributions or elective contributions)

A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. A participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for the period specified by the employer in the adoption agreement.

Suspension Period for Hardship Distributions: (Choose one.)

☐ A participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution or until January 1, 2002, if later.

☒ A participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for the period specified in the provisions of the plan relating to suspension of elective deferrals that were in effect prior to this amendment.

SECTION 16. DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

1. Effective date. If elected by the employer in the adoption agreement, this section shall apply for distributions and severances from employment occurring after the dates specified in the adoption agreement.

2. New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

7

Section 16, Distribution Upon Severance from Employment, shall apply for distributions after:

☒ December 31, 2001 (or later date ____________),

(Choose one.)

☐ regardless of when the severance from employment occurred.

☐ for severances from employment occurring after _____________,

This Amendment has been executed this 23rd day of December, 2002.

UNION FEDERAL SAVINGS & LOAN ASSOCIATION
By:	/s/ Joseph E. Timmons
Its:	President

8

FOURTH AMENDMENT TO THE
UNION COMMUNITY BANCORP
EMPLOYEE STOCK OWNERSHIP PLAN AND
TRUST AGREEMENT
(EFFECTIVE JANUARY 1, 1997)

Pursuant to rights reserved under Section 9.1 of the Union Community Bancorp Employee Stock Ownership Plan, effective as of January 1, 1997, (the “Plan”), Union Federal Savings & Loan Association (the “Bank”) amends the Plan to add a new Article XII, effective January 1, 2003, to provide, in its entirety, as follows:

ARTICLE XII
MINIMUM DISTRIBUTION REQUIREMENTS

Section 12.1. General Rules.

(a)	Effective Date. The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(b)	Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

(c)
Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

(d)
TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

Section 12.2. Time and Manner of Distribution.

(a)	Required Beginning Date. The Participant’s entire nonforfeitable interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

(b)
Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire nonforfeitable interest will be distributed, or begin to be distributed, no later than as follows:

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(i)
If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2 , if later.

(ii)
If the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary, then distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii)
If there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire nonforfeitable interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iv)
If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 12.2(b), other than Subsection 12.2(b)(i), will apply as if the surviving spouse were the Participant.

For purposes of this Section 12.2(b) and Section 12.4, unless Subsection 12.2(b)(iv) applies, distributions are considered to begin on the Participant’s required beginning date. If Subsection 12.2(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Subsection 12.2(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Subsection 12.2(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

(c)
Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 12.3 and 12.4 of this Article. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

Section 12.3. Required Minimum Distributions During Participant’s Lifetime.

(a)
Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

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(i)
the quotient obtained by dividing the Participant’s Company Contributions Account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(ii)
if the Participant’s sole designated Beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Company Contributions Account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year; provided, however, that under no circumstances shall the distribution exceed the nonforfeitable portion of the Participant’s Company Contributions Account balance.

(b)
Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 12.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

Section 12.4. Required Minimum Distributions After Participant’s Death.

(a)	Death On or After Date Distributions Begin.

(i)
Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Company Contributions Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated Beneficiary, determined as follows:

(1)	The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)
If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s

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birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)
If the Participant’s surviving spouse is not the Participant’s sole designated Beneficiary, the designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(ii)
No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Company Contributions Account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(b)	Death Before Date Distributions Begin.

(i)
Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s balance credited to his Company Contributions Account by the remaining life expectancy of the Participant’s designated Beneficiary, determined as provided in Section 12.4(a).

(ii)
No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire nonforfeitable interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iii)
Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Subsection 12.2(b)(i), this Section 12.4(b) will apply as if the surviving spouse were the Participant.

Section 12.5. Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a designated Beneficiary and notwithstanding anything contained in this Article to the contrary, distribution to the designated Beneficiary is not required to begin by the date specified in Section 12.2(b) of

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Article XII of the Plan, but the Participant’s entire nonforfeitable interest will be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving spouse is the Participant’s sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant. This election will apply to all distributions.

Section 12.6. Definitions.

(a)
Designated Beneficiary. The individual who is designated as the Beneficiary under Section 6.6 of the Plan and is the designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(b)
Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 12.2(b). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(c)	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(d)
Participant’s Company Contributions Account balance. The balance credited to the Participant’s Company Contributions Account as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the balance of that Participant’s Company Contributions Account as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Company Contributions Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(e)	Required beginning date. The date specified in Section 6.9 of the Plan.

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This Fourth Amendment has been executed this 24th day of November, 2003.

UNION FEDERAL SAVINGS & LOAN ASSOCIATION

By:	/s/ Joseph E. Timmons

Its:	President

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FIFTH AMENDMENT TO THE
UNION COMMUNITY BANCORP
EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT

Pursuant to rights reserved under Section 9.1 of the Union Community Bancorp Employee Stock Ownership Plan and Trust Agreement (as last restated effective January 1, 1997) (the “Plan”), Union Federal Savings & Loan Association amends the Plan, effective with respect to distributions of benefits on or after March 28, 2005, as follows.

Section 6.10 of the Plan shall be amended by changing the mandatory small benefit cashout threshold from five thousand dollars ($5,000) to one thousand dollars ($1,000).

This Fifth Amendment has been executed this 20th day of April, 2005.

UNION FEDERAL SAVINGS & LOAN ASSOCIATION

Signature	/s/ Joseph E. Timmons

Printed Name	Joseph E. Timmons

Title	President